UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10333

Name of Fund: BlackRock Municipal Income Investment Trust (BBF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal

              Income Investment Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2015

Date of reporting period: 07/31/2015

Item 1 – Report to Stockholders

JULY 31, 2015

ANNUAL REPORT

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock Municipal Target Term Trust (BTT)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended July 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. As U.S. growth picked up considerably in the fourth quarter of 2014, the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite uncertainty as to when the Federal Reserve (the “Fed”) would raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path, although meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse and investors feared the consequences should Greece leave the eurozone. Adding to global worries was a massive correction in Chinese equity prices despite policymakers’ attempts to stabilize the market. As these concerns abated in the later part of July, developed markets rebounded with the help of solid corporate earnings. Emerging markets, however, continued to slide as Chinese equities remained highly volatile and growth estimates for many emerging economies were revised lower. Bond markets moved back into positive territory as softer estimates for global growth and the return of falling commodity prices caused yields to move lower.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.55%	11.21%
U.S. small cap equities (Russell 2000® Index)	6.98	12.03
International equities (MSCI Europe, Australasia, Far East Index)	7.19	(0.28)
Emerging market equities (MSCI Emerging Markets Index)	(4.76)	(13.38)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.00	0.01
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.64)	5.32
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(1.47)	2.82
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.97)	3.50
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.27	0.37
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2015

Municipal Market Conditions

Municipal bonds generated positive performance for the period, thanks to a favorable supply-and-demand environment and declining interest rates in the earlier half. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the U.S. Federal Reserve (the “Fed”) curtailed its open-market bond purchases. This, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended July 31, 2015, municipal bond funds garnered net inflows of approximately $24 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $406 billion (considerably higher than the $306 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2015
6 months: (0.97)%
12 months: 3.50%

A Closer Look at Yields

From July 31, 2014 to July 31, 2015, yields on AAA-rated 30-year municipal bonds declined by 18 basis points (“bps”) from 3.30% to 3.12%, while 10-year rates fell by 7 bps from 2.26% to 2.19% and 5-year rates increased 8 bps from 1.22% to 1.30% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 49 bps and the spread between 2- and 10-year maturities flattened by 38 bps.

During the same time period, U.S. Treasury rates fell by 38 bps on 30-year bonds, 35 bps on 10-year bonds and 21 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries across the yield curve, most notably in the intermediate part of the curve as a result of increased supply and tempered demand. In absolute terms, positive performance of muni bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. The four largest states — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2015

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trusts’ Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trusts’ financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trusts with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trusts’ financing cost of leverage is significantly lower than the income earned on the Trusts’ longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trusts’ Common Shares than if the Trusts were not leveraged. In addition, the Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trusts’ ability to invest in certain types of securities or use certain types of hedging strategies. The Trusts incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment advisor will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trusts’ obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	5

Trust Summary as of July 31, 2015	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2015 ($14.65)[1]	5.91%
Tax Equivalent Yield[2]	12.04%
Current Monthly Distribution per Common Share[3]	$0.0722
Current Annualized Distribution per Common Share[3]	$0.8664
Economic Leverage as of July 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BFZ[5]	7.66%	5.96%
Lipper California Municipal Debt Funds[6]	7.67%	6.36%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The California municipal bond market delivered a gain during the 12-month period, as the combination of falling U.S. Treasury yields, the state’s improving economy and rising revenues for state and local governments provided firm support for the market. These factors enabled longer-term bonds to outperform their short-term counterparts, and the Trust was positioned for this trend via its exposure to the long end of the yield curve. The Trust also maintained a fully invested posture with a low level of cash reserves, which allowed it to capitalize fully on the market’s robust performance.

•

The Trust’s positions in AA-rated credits within the school district, transportation and health sectors outperformed as California’s improving credit profile enabled their valuations to rise. Positions in the utilities sector also aided performance. The Trust was further helped by having a zero weighting in Puerto Rico, where a deterioration of credit fundamentals led to a sharp downturn in prices.

•	Leverage on the Trust’s assets, which was achieved through the use of tender option bonds, amplified the positive effect of falling rates on performance.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	JULY 31, 2015

BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$14.65	$14.41	1.67%	$16.00	$14.37
Net Asset Value	$15.84	$15.83	0.06%	$16.43	$15.67

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
County/City/Special District/School District	37%	33%
Utilities	27	31
Education	12	8
Health	10	11
Transportation	6	7
State	6	8
Tobacco	1	—
Corporate	1	1
Housing	—	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	7%	11%
AA/Aa	75	71
A	17	18
BBB/Baa[2]	—	—
B	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2015	—
2016	1%
2017	9
2018	16
2019	33

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	7

Trust Summary as of July 31, 2015	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2015 ($14.82)[1]	2.81%
Tax Equivalent Yield[2]	4.96%
Current Monthly Distribution per Common Share[3]	$0.0347
Current Annualized Distribution per Common Share[3]	$0.4164
Economic Leverage as of July 31, 2015[4]	0%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Percentage is less than 1% which represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BFO[5]	0.62%	2.59%
Lipper Other States Municipal Debt Funds[6]	4.85%	6.04%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The Trust is scheduled to mature on or about December 31, 2020, and it therefore holds securities that will mature close to that date. Given that rates declined more for bonds on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers, which typically hold longer-dated issues.

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve for the full 12 months. Performance differed significantly during the two halves of the annual period. In the first half (August 2014 through January 2015), the market rallied significantly and the municipal yield curve flattened aggressively. During this time, long-term rates fell much more than intermediate rates, while two-year rates rose. In contrast, the second half (February 2015 through July 2015) brought weaker price performance and a steepening of the yield curve.

•

The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. (Bond prices rise when rates fall.) The Trust’s exposure to the health sector made a strong contribution to total return, followed by its positions in the utilities and transportation sectors. Investments in zero-coupon bonds, which generated strong price performance, also aided returns. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period.

•	There were no detractors from performance on an absolute basis as all areas of the Trust’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	JULY 31, 2015

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$14.82	$15.16	(2.24)%	$15.48	$14.70
Net Asset Value	$15.37	$15.42	(0.32)%	$15.64	$15.24

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
County/City/Special District/School District	38%	32%
State	16	14
Health	15	16
Transportation	11	20
Utilities	11	10
Corporate	4	4
Education	4	3
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	1%	2%
AA/Aa	52	47
A	25	32
BBB/Baa	13	9
N/R2	9	10

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 4% and 2%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2015	3%
2016	—
2017	12
2018	12
2019	14

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	9

Trust Summary as of July 31, 2015	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax and Florida intangible personal property tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographical location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2015 ($13.44)[1]	6.46%
Tax Equivalent Yield[2]	11.41%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of July 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BBF[5]	6.09%	6.76%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	6.90%	6.95%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve. In this environment, the Trust’s duration positioning contributed positively to performance. The Trust’s longer dated holdings in the transportation, health and utilities sectors experienced the best price performance on an absolute basis. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s minimal cash balance and use of leverage allowed it to increase its income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	JULY 31, 2015

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$13.44	$13.48	(0.30)%	$14.73	$13.20
Net Asset Value	$15.14	$15.09	0.33%	$15.85	$14.95

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
County/City/Special District/School District	25%	26%
Transportation	22	21
Utilities	15	16
Health	14	15
State	11	11
Education	8	8
Tobacco	3	1
Corporate	1	1
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	11%	10%
AA/Aa	56	56
A	24	26
BBB/Baa	6	6
BB/Ba	1	1
B	1	—	[2]
N/R3	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Trust’s total investments.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality.

Call/Maturity Schedule[4]
Calendar Year Ended December 31, 2015	—
2016	1%
2017	1
2018	16
2019	34

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	11

Trust Summary as of July 31, 2015	BlackRock Municipal Target Term Trust

Trust Overview

BlackRock Municipal Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of July 31, 2015 ($20.80)[1]	4.62%
Tax Equivalent Rate[2]	8.16%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of July 31, 2015[4]	37%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain at fiscal year end.

[4]

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BTT[5]	11.37%	8.32%
Lipper General & Insured Municipal Debt Funds (Leveraged)[6]	6.90%	6.95%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, leading to a flattening of the yield curve for the full 12 months. Performance differed significantly during the two halves of the annual period. In the first half (August 2014 through January 2015), the market rallied significantly and the municipal yield curve flattened aggressively. During this time, long-term rates fell much more than intermediate rates, while two-year rates rose. In contrast, the second half (February 2015 through July 2015) brought weaker price performance and a steepening of the yield curve.

•

The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. (Bond prices rise when rates fall.) The Trust’s exposure to the healthcare sector made a strong contribution to total return, followed by its positions in the transportation sector. Investments in zero-coupon bonds, which generated strong price performance, also aided returns. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	JULY 31, 2015

BlackRock Municipal Target Term Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$20.80	$19.57	6.29%	$21.75	$19.49
Net Asset Value	$22.73	$21.99	3.37%	$24.02	$21.99

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
Transportation	23%	22%
Health	19	17
County/City/Special District/School District	13	13
Education	11	12
Corporate	11	11
Utilities	8	8
State	8	6
Housing	5	9
Tobacco	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[2]	7/31/15	7/31/14
AAA/Aaa	3%	4%
AA/Aa	25	31
A	46	42
BBB/Baa	15	12
BB/Ba	5	3
B	—	2
N/R3	6	6

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade each represented less than 1% of the Trust’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31, 2015	—
2016	1%
2017	1
2018	1
2019	—

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	13

Trust Summary as of July 31, 2015	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2015 ($14.61)[1]	6.17%
Tax Equivalent Yield[2]	11.98%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of July 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BNJ[5]	5.69%	5.79%
Lipper New Jersey Municipal Debt Funds[6]	6.31%	4.64%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Long-term bonds outperformed short-term debt, due to a flattening of the yield curve. In this environment, the Trust’s duration positioning contributed positively to performance. The Trust’s longer dated holdings in the transportation, local tax-backed, education, and other industries sectors experienced the best price performance on an absolute basis. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s minimal cash balance and use of leverage allowed it to increase its income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	JULY 31, 2015

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$14.61	$14.68	(0.48)%	$17.10	$14.00
Net Asset Value	$15.55	$15.61	(0.38)%	$16.50	$15.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
Transportation	33%	33%
Education	17	17
County/City/Special District/School District	16	13
State	16	15
Health	7	8
Corporate	7	8
Housing	3	6
Utilities	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	2%	2%
AA/Aa	42	40
A	36	35
BBB/Baa	10	9
BB/Ba	8	4
B	—	3
N/R2	2	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% and 5%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2015	4%
2016	1
2017	2
2018	12
2019	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	15

Trust Summary as of July 31, 2015	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2015 ($14.54)[1]	5.69%
Tax Equivalent Yield[2]	11.52%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of July 31, 2015[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[7]
BNY[5]	11.67%	8.00%
Lipper New York Municipal Debt Funds[6]	8.00%	6.41%

[5]	All returns reflect reinvestment of dividends and/or distributions.

[6]	Average return.

[7]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds generally delivered gains during the 12-month period, with yields declining as prices rose. Longer-term bonds, which were aided by the backdrop of relatively slow economic growth and low inflation, outpaced shorter-term issues, which were pressured by the prospects of an interest rate hike by the U.S. Federal Reserve later in 2015.

•

In this environment, the Trust’s investments in longer duration and longer dated bonds generally provided the best returns. (Duration is a measure of interest rate sensitivity). Positions in the tax-backed (state and local), transportation and utilities sectors were positive contributors to performance. The Trust’s investments in zero-coupon bonds, which generated strong price performance, also aided returns. The Trust’s exposure to higher-yielding, lower-rated bonds in the investment grade category aided performance, as this market segment outperformed during the period. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. The Trust’s leverage allowed it to increase its income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance given that bond yields declined during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	JULY 31, 2015

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	7/31/15	7/31/14	Change	High	Low
Market Price	$14.54	$13.79	5.44%	$15.09	$13.55
Net Asset Value	$14.97	$14.68	1.98%	$15.64	$14.68

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	7/31/15	7/31/14
County/City/Special District/School District	24%	24%
Education	20	19
Transportation	15	14
Utilities	12	13
Health	10	10
State	9	9
Corporate	8	9
Housing	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/15	7/31/14
AAA/Aaa	18%	16%
AA/Aa	37	39
A	27	29
BBB/Baa	6	6
BB/Ba	4	4
N/R2	8	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was 2% and 1%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2015	4%
2016	4
2017	12
2018	4
2019	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2015	17

Schedule of Investments July 31, 2015	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 96.0%
Corporate — 0.7%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series A, 5.88%, 2/15/34	$685	$787,682
Series D, 5.88%, 1/01/34	2,500	2,874,750

		3,662,432
County/City/Special District/School District — 33.4%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	8,425	9,707,369
Cerritos Community College District, GO:
Election of 2004, Series C, 5.25%, 8/01/19 (a)	3,000	3,495,900
Series A, 5.00%, 8/01/39	4,275	4,858,324
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	593,750
6.50%, 5/01/36	1,210	1,464,560
6.50%, 5/01/42	2,225	2,672,003
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,300,880
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,292,560
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,880	3,466,858
5.50%, 3/01/41	5,265	6,163,630
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	20,000	21,869,200
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,817,275
Grossmont California Healthcare District, GO, Election of 2006, Series B:
6.00%, 7/15/21 (a)	3,235	4,050,705
6.13%, 7/15/21 (a)	2,000	2,518,460
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,135	4,856,888
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 2/01/19 (a)	6,315	7,301,340
Los Angeles California Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	5,065	5,748,724
Modesto Irrigation District, COP, Capital Improvments, Series A, 5.75%, 10/01/29	3,035	3,449,793
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,000	6,880,380
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	2,000	2,292,920
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.50%, 8/01/34	2,000	2,239,720
California (continued)
County/City/Special District/School District (concluded)
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District, 5.25%, 10/01/32	$4,865	$5,671,812
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,500	1,717,545
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,520	6,217,286
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/32	3,375	3,830,355
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,633,260
San Ramon Valley Unified School District, GO, Election of 2012, 4.00%, 8/01/40	1,665	1,695,270
Santa Ana College Improvement District #1 Rancho Santiago Community College District, GO, Election of 2012, Series A, 5.00%, 8/01/39	2,000	2,244,680
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,525	7,325,226
5.13%, 8/01/33	10,000	11,051,500
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,250	2,589,075
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/19 (a)	4,000	4,781,960
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 8/01/31	3,445	4,023,967
West Contra Costa California Unified School District, GO, Series A:
Election of 2010 (AGM), 5.25%, 8/01/32	4,945	5,815,518
Election of 2012, 5.50%, 8/01/39	2,500	2,883,950
Yosemite Community College District, GO, Refunding, 5.00%, 8/01/32 (b)	3,500	4,077,885

		168,600,528
Education — 3.6%
California Educational Facilities Authority, RB, Chapman University, 5.00%, 4/01/45	2,375	2,609,697
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,628,316
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,871,775
California State University, Refunding RB, Series A, 5.00%, 11/01/43 (b)	1,500	1,707,555
University of California, Refunding RB, Series I, 5.00%, 5/15/32	3,000	3,486,210

		18,303,553

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	COP	Certificates of Participation	IDB	Industrial Development Board
AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	FHA	Federal Housing Administration	MRB	Mortgage Revenue Bonds
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	PILOT	Payment in Lieu of Taxes
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	S/F	Single-Family
CIFG	CIFG Assurance North America, Inc.	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health — 12.7%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	$4,975	$5,806,870
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	6,700	7,649,189
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,398,450
St. Joseph Health System, Series A, 5.75%, 7/01/39	375	428,629
Sutter Health, Series A, 5.25%, 11/15/46	5,195	5,410,333
Sutter Health, Series B, 6.00%, 8/15/42	6,015	7,131,023
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A:
6.00%, 7/01/34	4,505	5,151,242
6.00%, 7/01/39	5,550	6,337,156
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series B, 5.25%, 3/01/45	2,000	2,041,000
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series B, 5.50%, 7/01/30	2,900	3,111,468
Catholic Healthcare West, Series E, 5.50%, 7/01/31	5,065	5,437,328
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,409,640
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	1,912,495

		64,224,823
State — 9.4%
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,000	2,413,940
6.00%, 4/01/38	15,875	18,500,566
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	10,642,770
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,872,573
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	5,025	6,046,281
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	3,335	3,882,974

		47,359,104
Tobacco — 1.2%
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	7,000	5,951,470
Transportation — 10.5%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	6,750	7,855,245
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.00%, 5/15/34	6,650	7,502,530
5.00%, 5/15/40	4,750	5,361,515
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	2,895	3,319,581
6.25%, 3/01/34	2,650	3,116,241
County of Orange California, ARB, Series B, 5.75%, 7/01/34	8,000	8,699,600
California (concluded)
Transportation (concluded)
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	$3,000	$3,373,290
Senior Series B, 5.75%, 7/01/39	1,850	2,066,524
Senior Series B, AMT (AGM), 5.25%, 7/01/33	2,055	2,236,888
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 8/01/34	5,580	6,324,205
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 8/01/44	2,795	3,064,270

		52,919,889
Utilities — 24.5%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	8,993,993
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	6,555	7,537,594
City of Los Angeles California Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	9,000	9,933,840
Series A, 5.38%, 7/01/34	3,250	3,647,085
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	4,000	4,538,200
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 6/01/39	2,000	2,231,340
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,748,763
City of San Francisco California Public Utilities Commission Water Revenue, RB:
Series A, 5.00%, 11/01/35	10,625	12,010,500
Series A, 5.00%, 11/01/45	11,100	12,445,320
Sub-Series A, 5.00%, 11/01/37	5,000	5,731,850
County of Riverside California Public Financing Authority, RB, Capital Facility Project, 5.25%, 11/01/45	8,935	10,098,784
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.25%, 9/01/31	4,320	5,104,944
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,425	2,883,859
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 6/01/36	6,745	7,728,758
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	11,503,400
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/34	11,020	12,503,292

		123,641,522
Total Municipal Bonds in California		484,663,321

Multi-State — 0.4%
Housing — 0.4%
Centerline Equity Issuer Trust (c)(d):
Series A-4-2, 6.00%, 5/15/19	1,000	1,132,480
Series B-3-2, 6.30%, 5/05/19	1,000	1,142,070
Total Municipal Bonds in Multi-State		2,274,550
Total Municipal Bonds — 96.4%		486,937,871

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California — 66.4%
County/City/Special District/School District — 26.2%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	$9,695	$10,635,027
Los Angeles Community College District California, GO, Election of 2008, Series A:
Election of 2001 (AGM), 5.00%, 8/01/17 (a)	8,000	8,701,760
Series C, 5.25%, 8/01/39 (f)	12,900	15,020,953
Los Angeles Community College District California, GO, Refunding, 6.00%, 8/01/19 (a)	20,131	24,049,194
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,621,600
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,192,833
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	10,484	12,004,986
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 8/01/39	14,505	16,387,449
San Jose Unified School District Santa Clara County California, GO:
Election of 2002, Series D, 5.00%, 8/01/32	14,625	16,109,429
Series C, 4.00%, 8/01/39	6,100	6,224,928

		131,948,159
Education — 16.0%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	10,395	11,579,718
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/33	13,095	14,266,988
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/16 (a)	2,600	2,723,448
Series AM, 5.25%, 5/15/44	5,000	5,775,500
Series O, 5.75%, 5/15/19 (a)	12,300	14,451,229
University of California, Refunding RB:
Series AI, 5.00%, 5/15/38	14,225	16,050,280
Series I, 5.00%, 5/15/40	14,065	16,038,034

		80,885,197
Health — 4.1%
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	18,960	20,731,433
California (concluded)
Utilities — 20.1%
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	$14,700	$15,704,745
County of Orange California Water District, COP, Refunding, 5.00%, 8/15/39	10,480	11,831,606
County of San Diego California Water Authority, COP, Refunding, Election of 2014, Series A (AGM), 5.00%, 5/01/33	10,040	10,999,322
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	19,786,236
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,998	17,169,864
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	11,977,022
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,457	14,051,528

		101,520,323
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 66.4%		335,085,112
Total Long-Term Investments (Cost — $753,597,892) — 162.8%		822,022,983

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (g)(h)	6,380,903	6,380,903
Total Short-Term Securities (Cost — $6,380,903) — 1.3%		6,380,903
Total Investments (Cost — $759,978,795) — 164.1%		828,403,886
Other Assets Less Liabilities — 0.6%		3,430,923
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (30.8)%		(155,567,626)
VMTP Shares, at Liquidation Value — (33.9)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$504,967,183

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,707,555	$12,660
Stifel Nicolaus & Co., Inc.	4,077,885	19,670

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to August 1, 2018, is $14,013,480.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

(g)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
BIF California Municipal Money Fund	540,673	5,840,230	6,380,903	—

(h)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(100)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$12,743,750	$(43,114)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$43,114	$43,114

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(887,323)	$(887,323)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(119,925)	$(119,925)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$42,062,773

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	21

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$822,022,983	—	$822,022,983
Short-Term Securities	$6,380,903	—	—	6,380,903

Total	$6,380,903	$822,022,983	—	$828,403,886

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(43,114)	—	—	$(43,114)

[2]    Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$135,000	—	—	$135,000
Liabilities:
TOB Trust Certificates	—	$(155,532,544)	—	(155,532,544)
VMTP Shares	—	(171,300,000)	—	(171,300,000)

Total	$135,000	$(326,832,544)	—	$(326,697,544)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 94.7%
Corporate — 4.0%
County of Hillsborough Florida IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,115,120
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,335,040

		3,450,160
County/City/Special District/School District — 37.5%
City of Jacksonville Florida, Refunding RB, Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,661,440
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,325,440
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	2,500	2,769,675
County of Hillsborough Florida, RB, (AMBAC), 5.00%, 11/01/17 (a)	5,545	6,068,781
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/18 (a)	4,000	4,462,280
County of Northern Palm Beach Florida Improvement District, Refunding, Special Assessment Bonds, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	1,009,330
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	557,401
Indian River County School Board, COP, Refunding, Series A, 5.00%, 7/01/20	1,000	1,154,260
Miami-Dade County School Board Foundation Inc, COP, Refunding, Series A, 5.00%, 5/01/20	1,250	1,441,787
Palm Beach County School District, COP, Refunding Series B, 5.00%, 8/01/20	3,000	3,475,740
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series A, 6.10%, 5/01/23 (b)(c)	3,015	2,363,368
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 5/01/13 (b)(c)	2,425	1,809,899

		32,099,401
Education — 4.0%
City of Tampa, Refunding RB, 5.00%, 4/01/20	795	908,367
County of Orange Florida Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	795,876
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	500	552,320
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,121,630

		3,378,193
Health — 14.4%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 4/01/20	500	572,385
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,462,863
County of Marion Florida Hospital District, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/17 (a)	1,500	1,635,870
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.00%, 6/01/16	140	141,505
3.00%, 6/01/17	190	194,484
3.25%, 6/01/18	195	201,924
3.50%, 6/01/19	200	209,804
Municipal Bonds	Par (000)	Value
Florida (continued)
Health (concluded)
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	$4,735	$5,267,640
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,480,269
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/20	150	170,879

		12,337,623
Housing — 0.9%
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	165	168,003
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 4.70%, 7/01/22	425	435,340
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.63%, 10/01/39	115	118,398

		721,741
State — 12.5%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,201,988
4.00%, 10/01/20	1,105	1,209,953
4.00%, 10/01/21	500	545,815
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 4/01/20 (d)	4,000	3,499,120
Series B-2 (AGM), 4.00%, 10/01/20	655	716,622
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,488,940

		10,662,438
Transportation — 10.8%
County of Broward Florida Fuel System, RB, Lauderdale Fuel Faciilities, Series A (AGM), AMT, 5.00%, 4/01/20	160	182,010
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,868,500
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,579,201
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	1,500	1,744,080
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/20	550	638,506
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,315,026
Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	925,922

		9,253,245
Utilities — 10.6%
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 8/01/20	1,200	1,373,916
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,649,280
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	510	579,105
Florida Governmental Utility Authority, Refunding RB:
4.00%, 10/01/20	500	552,725
Lehigh Utility (AGM), 5.00%, 10/01/20	635	733,107
Florida Municipal Power Agency, RB, 5.00%, 10/01/20	500	578,115

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	23

Schedule of Investments (continued)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Utilities (concluded)
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 4/01/20	$530	$600,750

		9,066,998
Total Municipal Bonds in Florida		80,969,799

Guam — 0.6%
Utilities — 0.6%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	100	114,240
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	359,885
Total Municipal Bonds in Guam		474,125

U.S. Virgin Islands — 3.1%
State — 3.1%
Virgin Islands Public Finance Authority, RB, Series A:
5.00%, 10/01/18	590	645,932
5.00%, 10/01/19	1,810	2,015,598
Total Municipal Bonds in U.S. Virgin Islands		2,661,530
Total Municipal Bonds — 98.4%		84,105,454
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida — 0.2%
Housing — 0.2%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	$204	$206,742
Total Long-Term Investments (Cost — $80,940,508) — 98.6%		84,312,196

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	550,062	550,062
Total Short-Term Securities (Cost — $550,062) — 0.6%		550,062
Total Investments (Cost — $81,490,570) — 99.2%		84,862,258
Other Assets Less Liabilities — 1.0%		782,195
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.2)%		(134,044)

Net Assets Applicable to Common Shares — 100.0%		$85,510,409

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
FFI Institutional Tax-Exempt Fund	123,907	426,155	550,062	$570

(g)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$84,312,196	—	$84,312,196
Short-Term Securities	$550,062	—	—	550,062

Total	$550,062	$84,312,196	—	$84,862,258

[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust BFO)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,508	—	—	$1,508
Liabilities:
TOB Trust Certificates	—	$(133,978)	—	(133,978)

Total	$1,508	$(133,978)	—	$(132,470)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	25

Schedule of Investments July 31, 2015	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$275	$307,926
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	330	251,674
California — 14.5%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,315	1,469,197
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	890	1,016,229
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,300	1,434,888
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	775	912,531
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,802,112
State of California, GO, Various Purposes, 6.00%, 3/01/33	1,275	1,538,887
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	1,600	1,904,512
5.50%, 11/01/33	1,500	1,783,170
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	400	465,724
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	300	351,540
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	1,780	2,035,003

		14,713,793
Colorado — 2.3%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,000	1,141,130
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34	1,095	1,239,343

		2,380,473
Florida — 5.4%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	265	306,854
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	3,800	4,559,164
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	570	652,069

		5,518,087
Georgia — 1.8%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,565	1,789,186
Illinois — 22.9%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	2,955	3,550,255
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	500	522,380
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	$1,060	$1,134,041
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,062,940
Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,052,120
Sales Tax Receipts, 5.00%, 12/01/44	1,085	1,134,324
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,141,100
5.25%, 12/01/43	3,500	3,885,805
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,000	1,166,370
Rush University Medical Center, Series B, 7.25%, 11/01/18 (a)	1,600	1,912,304
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,900	2,168,850
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/40	645	714,621
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	690	796,998
6.00%, 6/01/28	195	229,498
State of Illinois, GO:
5.25%, 2/01/31	475	495,501
5.25%, 2/01/32	1,000	1,038,890
5.50%, 7/01/33	1,000	1,075,590
5.50%, 7/01/38	210	222,556

		23,304,143
Indiana — 2.5%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,210	2,524,107
Kansas — 1.8%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	1,600	1,822,656
Kentucky — 0.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	500	585,740
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	715	850,986
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	600	658,824

		1,509,810
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,270	1,523,543
Massachusetts — 4.3%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, Series O, 5.38%, 8/15/18 (a)	1,000	1,132,000
Massachusetts Port Authority, Refunding RB, Series A:
5.00%, 7/01/40	2,130	2,424,408
5.00%, 7/01/45	685	774,742

		4,331,150
Michigan — 3.4%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	915	1,073,606
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,000	1,135,500

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	$995	$1,214,378

		3,423,484
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,277,630
Nevada — 3.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,600	1,833,232
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	1,825	2,121,289

		3,954,521
New Jersey — 4.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,140	1,202,415
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,295	1,433,241
Series AA, 5.50%, 6/15/39	1,485	1,591,594

		4,227,250
New York — 6.4%
County of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	600	614,400
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,000	1,138,680
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	980	1,104,979
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,649,425

		6,507,484
Ohio — 2.7%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	1,565	1,740,890
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	885	1,015,874

		2,756,764
Pennsylvania — 4.7%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	573,540
Pennsylvania Turnpike Commission, RB, Sub-Series A:
6.00%, 12/01/16 (a)	1,500	1,610,625
5.63%, 12/01/31	1,250	1,449,437
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,135,070

		4,768,672
Rhode Island — 1.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	1,880	1,843,566
South Carolina — 1.3%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,190	1,369,035
Texas — 12.5%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	1,670	1,911,966
Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	$745	$846,558
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/18 (a)	890	999,782
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	140	170,059
6.00%, 8/15/45	1,765	2,091,560
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (a)	5	5,790
5.50%, 5/15/19 (a)	80	92,633
5.50%, 5/15/19 (a)	5	5,790
5.50%, 5/15/33	1,910	2,153,754
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	1,000	1,178,280
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,124,640
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	340	386,801
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,505	1,763,544

		12,731,157
Virginia — 1.5%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	280	307,656
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,182,320

		1,489,976
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	1,675	1,814,561
Total Municipal Bonds — 105.1%		106,726,388

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 19.4%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (d)	1,995	2,222,370
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	2,400	2,711,496
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (d)	2,630	3,062,411
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/33 (a)	3,898	4,656,994
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	449,728
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	4,214	4,844,245
University of California, RB, Series O, 5.75%, 5/15/34 (a)	1,500	1,762,345

		19,709,589
District of Columbia — 3.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (d)	1,395	1,619,748

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	27

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
District of Columbia (concluded)
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	$1,799	$2,000,417

		3,620,165
Illinois — 3.2%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38 (a)	2,800	3,227,616
Nevada — 5.1%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38 (a)	2,500	2,863,075
Series B, 5.50%, 7/01/29	1,994	2,285,142

		5,148,217
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (d)	1,094	1,234,193
New Jersey — 3.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,118,900
Series B, 5.25%, 6/15/36 (d)	1,640	1,720,394

		3,839,294
New York — 13.2%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,410	1,580,044
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	1,500	1,647,337
Series FF-2, 5.50%, 6/15/40	1,995	2,282,286
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,667,846
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,205	2,532,067
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	$1,300	$1,498,614
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	2,000	2,245,800

		13,453,994
Texas — 5.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (d)	2,025	2,270,982
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	3,138,493

		5,409,475
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	899	1,004,261
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 55.8%		56,646,804
Total Long-Term Investments (Cost — $146,475,351) — 160.9%		163,373,192

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (e)(f)	478,351	478,351
Total Short-Term Securities (Cost — $478,351) — 0.5%		478,351
Total Investments (Cost — $146,953,702) — 161.4%		163,851,543
Other Assets Less Liabilities — 1.5%		1,545,804
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.2)%		(29,688,837)
VRDP Shares, at Redemption Value — (33.7)%		(34,200,000)

Net Assets Applicable to Common Shares — 100.0%		$101,508,510

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019, is $ 7,891,024.

(e)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
FFI Institutional Tax-Exempt Fund	1,298,709	(820,358)	478,351	$502

(f)	Represents the current yield as of report date.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(71)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$9,048,063	$(11,197)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$11,197	$11,197

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(350,433)	$(350,433)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(38,607)	$(38,607)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$12,636,801

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$163,373,192	—	$163,373,192
Short-Term Securities	$478,351	—	—	478,351

Total	$478,351	$163,373,192	—	$163,851,543

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(11,197)	—	—	$(11,197)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	29

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$95,850	—	—	$95,850
Liabilities:
TOB Trust Certificates	—	$(29,682,276)	—	(29,682,276)
VRDP Shares	—	(34,200,000)	—	(34,200,000)

Total	$95,850	$(63,882,276)	—	$(63,786,426)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
City of Phoenix Alabama IDB, Refunding RB, Meadwestvaco Coated Board Project, Series A, 3.63%, 5/15/30	$5,850	$5,512,162
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/19	1,000	1,007,500
5.25%, 1/01/20	1,000	1,007,500
5.50%, 1/01/21	1,200	1,209,000
5.50%, 1/01/22	1,105	1,113,288

		9,849,450
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	7,240	7,239,710
Arizona — 1.1%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 2/01/34	6,340	6,718,371
Series B, 5.00%, 2/01/33	1,810	1,939,614
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 7/01/23	640	707,354
Eagle College Preparatory Project, Series A, 4.50%, 7/01/22	660	667,801
Eagle College Preparatory Project, Series A, 5.00%, 7/01/33	1,000	983,690
Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (a)	750	805,658
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	6,000	6,194,100

		18,016,588
California — 18.5%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30 (b)	10,530	5,220,563
Anaheim California Public Financing Authority, Refunding RB, Electric Distribution System, Series A, 4.00%, 10/01/31	17,080	17,704,274
California Health Facilities Financing Authority, Refunding RB, Adventist Health System/West, Series A:
4.00%, 3/01/28	8,490	8,752,341
4.00%, 3/01/33	61,485	62,165,639
California HFA, RB, S/F Housing, Home Mortgage, Series I, AMT, 4.70%, 8/01/26	10,000	10,032,300
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/27	750	768,233
Biola University, 5.00%, 10/01/29	660	724,845
Biola University, 5.00%, 10/01/30	500	546,535
Biola University, 4.00%, 10/01/33	2,500	2,507,925
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 8/15/30	1,000	1,099,090
California Pollution Control Financing Authority, RB, Poseidon Resources Desalination Project, AMT, 5.00%, 7/01/30 (a)	13,845	14,794,629
California State Public Works Board, RB:, RB:
Judicial Council Projects, Series A, 5.00%, 3/01/32	5,000	5,680,900
Judicial Council Projects, Series A, 5.00%, 3/01/33	5,220	5,904,394
Series D, 5.00%, 9/01/31	2,905	3,302,985
Series D, 5.00%, 9/01/32	6,060	6,869,434
Municipal Bonds	Par (000)	Value
California (continued)
California State Public Works Board, RB:, RB (concluded):
Series E, 5.00%, 9/01/31	$2,600	$2,956,200
Series E, 5.00%, 9/01/32	2,280	2,584,540
California Statewide Communities Development Authority, RB, American Baptist Homes of the West, Series A, 5.00%, 10/01/23	1,500	1,688,250
California Statewide Communities Development Authority, Refunding RB:
Episcopal Communities & Services, 5.00%, 5/15/27	500	554,760
Episcopal Communities & Services, 5.00%, 5/15/32	1,000	1,073,630
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,659,975
Loma Linda Unviersity Medical center, 5.25%, 12/01/29	5,000	5,433,850
City & County of San Francisco California Redevelopment Agency, Refunding, Special Tax Bonds, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	1,000	1,098,060
5.00%, 8/01/29	1,300	1,419,717
5.00%, 8/01/33	1,335	1,443,095
County of Los Angeles California Public Works Financing Authority, Refunding RB, Multiple Capital Projects II:
5.00%, 8/01/30	2,500	2,801,850
5.00%, 8/01/31	3,000	3,348,210
5.00%, 8/01/32	3,000	3,334,260
5.00%, 8/01/33	2,500	2,776,900
County of Ventura California Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/31	1,500	1,694,100
5.00%, 11/01/32	1,500	1,688,895
5.00%, 11/01/33	1,200	1,349,460
El Camino Community College District, GO, CAB, Election of 2002, Series C (b):
0.00%, 8/01/30	9,090	5,275,836
0.00%, 8/01/31	12,465	6,846,775
0.00%, 8/01/32	17,435	9,147,970
Escondido Union High School District, GO, CAB, Election of 2008, Series A (AGC), 0.00%, 8/01/33 (b)	2,865	1,355,804
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT:
4.50%, 1/01/27	5,000	5,347,300
5.00%, 1/01/32	4,110	4,458,980
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,060,350
Poway Unified School District, GO, CAB, Election of 2008, Series A (b):
0.00%, 8/01/27	10,000	6,385,400
0.00%, 8/01/30	10,000	5,553,300
0.00%, 8/01/32	12,500	6,322,500
Poway Unified School District Public Financing Authority, Refunding, Special Tax Bonds:
5.00%, 9/15/26	935	1,059,551
5.00%, 9/15/29	1,205	1,342,599
5.00%, 9/15/32	990	1,089,020
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 8/01/30	10,000	10,133,600

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	31

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 8/01/31	$15,660	$16,291,098
4.00%, 8/01/32	17,010	17,586,979
4.00%, 8/01/33	5,665	5,829,228
San Diego Community College District, GO, CAB, Election of 2006, 0.00%, 8/01/30 (b)	5,000	2,608,700
Westlands California Water District, Refunding RB, Series A (AGM):
5.00%, 9/01/30	1,000	1,141,730
5.00%, 9/01/31	1,000	1,136,910
5.00%, 9/01/32	1,000	1,138,910

		297,092,379
Colorado — 5.8%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	778,631
5.50%, 12/01/29	750	855,825
5.38%, 12/01/33	1,500	1,689,570
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series B, 4.00%, 11/15/31	37,090	38,881,076
City of Commerce Colorado-Northern Infrastructure General Improvement District, GO, Refunding, Improvement (AGM):
5.00%, 12/01/31	500	565,305
5.00%, 12/01/32	800	902,504
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23	1,000	987,400
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project, 5.00%, 8/15/30	1,000	1,097,480
Colorado Health Facilities Authority, Refunding RB, Series A:
Covenant Retirement Communities, 4.50%, 12/01/33	4,595	4,493,680
Covenant Retirement Communities, 5.00%, 12/01/33	3,000	3,136,470
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/29	3,455	3,804,300
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/30	3,140	3,449,321
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/31	2,250	2,460,038
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/32	1,500	1,632,330
Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds:
4.10%, 12/01/24	5,080	5,009,998
4.20%, 12/01/25	5,280	5,214,370
4.50%, 12/01/30	4,305	4,234,527
State of Colorado, COP, Refunding, Fitzsimons Academic Projects, 4.00%, 11/01/30	12,675	13,189,732
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	505	520,231

		92,902,788
Connecticut — 1.3%
City of Hartford Connecticut, GO, Refunding, Series A:
4.00%, 4/01/29	8,390	8,721,153
4.00%, 4/01/32	1,500	1,536,795
Connecticut HFA, Refunding RB, M/F Housing, Mortgage Finance Program, Sub-Series F-1, 3.00%, 11/15/32	12,020	11,200,477

		21,458,425
Municipal Bonds	Par (000)	Value
District of Columbia — 0.1%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/33	$1,700	$1,972,476
Florida — 8.9%
City of North Miami Beach, Refunding RB:
4.00%, 8/01/27	3,325	3,507,908
5.00%, 8/01/29	3,650	4,093,147
5.00%, 8/01/30	4,020	4,489,295
5.00%, 8/01/31	4,235	4,712,496
5.00%, 8/01/32	4,445	4,931,461
City of Tampa Florida, Refunding RB, Series A:
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/29	6,000	6,291,780
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/30	6,395	6,665,636
H. Lee Moffitt Cancer Center Project, 4.00%, 9/01/33	10,000	10,216,500
County Brevard Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/33	3,760	4,058,619
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	5,535,850
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT:
5.00%, 4/01/30	600	654,972
5.00%, 4/01/33	740	801,102
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25	5,250	5,317,935
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A:
4.00%, 4/01/31	2,930	2,997,917
4.00%, 4/01/32	1,000	1,020,500
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Sub-Series B, 5.00%, 10/01/32	5,000	5,548,450
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 5/01/32	10,000	11,088,700
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (b):
0.00%, 6/01/29	3,295	2,054,169
0.00%, 6/01/30	2,000	1,185,680
0.00%, 6/01/31	1,295	735,159
0.00%, 6/01/32	2,495	1,341,562
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 5/01/31	1,200	1,213,584
Florida Development Finance Corp., RB, Miami Arts Charter School Project, Series A, 5.00%, 6/15/24 (a)	165	164,523
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,068,940
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,082,654
4.50%, 11/01/31	3,200	3,390,560
4.50%, 11/01/32	2,300	2,426,431
Lee County School Board, COP, Refunding, Series A, 5.00%, 8/01/28	3,500	4,042,815
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center:
5.00%, 11/15/25	500	567,880
5.00%, 11/15/26	250	279,930

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center (concluded):
5.00%, 11/15/27	$375	$416,981
5.00%, 11/15/28	500	550,315
5.00%, 11/15/30	1,000	1,084,970
Miami-Dade County Industrial Development Authority, RB, Series A, 5.00%, 6/01/30	2,385	2,465,351
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/30	3,825	4,401,504
South Broward Hospital District, Refunding RB, 3.00%, 5/01/30	3,810	3,529,355
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 5/01/23	3,115	3,384,572
5.00%, 5/01/32	5,850	6,432,250
Village Community Development District No. 5, Refunding, Special Assessment Bonds:
Phase I, 3.50%, 5/01/28	2,080	2,044,162
Phase I, 3.50%, 5/01/28	3,920	3,852,458
Phase II, 4.00%, 5/01/33	1,210	1,212,347
Phase II, 4.00%, 5/01/34	2,505	2,509,860
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 5/01/29	6,260	6,281,785

		142,652,065
Georgia — 0.8%
Georgia Housing & Finance Authority, RB, S/F Housing, Series A, 3.45%, 12/01/32	12,050	12,065,062
Idaho — 0.6%
Idaho Housing & Finance Association, RB, Series A, 4.00%, 7/15/30	10,000	10,337,400
Illinois — 14.0%
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/33	5,000	5,365,250
City of Chicago Illinois, GO:
CAB (NPFGC), 0.00%, 1/01/27 (b)	5,000	2,739,550
Project, Series A, 5.00%, 1/01/33	10,000	9,337,500
City of Chicago Illinois, Go, Refunding, Series A, 5.25%, 1/01/30	6,000	5,834,280
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 1/01/31	10,375	9,846,705
4.00%, 1/01/32	10,790	10,168,172
4.00%, 1/01/33	11,220	10,534,346
4.00%, 1/01/35	9,135	8,491,439
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT:
4.00%, 1/01/27	5,000	5,066,450
4.00%, 1/01/29	28,425	28,491,230
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 1/01/30	730	774,742
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,685,772
4.00%, 12/01/31	1,715	1,773,344
4.00%, 12/01/32	1,800	1,856,520
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	19,495,028
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, Refunding:
CAB, Series B, 0.00%, 1/01/29 (b)	6,920	3,799,011
CAB, Series B, 0.00%, 1/01/30 (b)	5,680	2,965,187
Municipal Bonds	Par (000)	Value
Illinois (concluded)
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, Refunding (concluded):
CAB, Series B, 0.00%, 1/01/31 (b)	$13,330	$6,535,966
CAB, Series B, 0.00%, 1/01/32 (b)	16,500	7,654,185
Series A, Charter School Project-Noble Network, 5.00%, 1/01/31	16,300	17,918,101
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.00%, 5/15/22	4,660	4,994,495
Lutheran Home & Services Obligated Group, 5.50%, 5/15/27	4,350	4,651,586
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	4,900	5,183,563
Northwestern Memorial Healthcare, 4.00%, 8/15/33	5,000	5,167,350
Rush Unviersity Medical Center, Series A, 5.00%, 11/15/31	8,415	9,408,727
Rush Unviersity Medical Center, Series A, 5.00%, 11/15/32	2,075	2,301,922
Rush Unviersity Medical Center, Series A, 5.00%, 11/15/33	2,125	2,350,016
The Peoples Gas Light & Coke Company Project, 4.00%, 2/01/33	11,000	11,108,130
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 2/01/29	9,305	9,553,909
4.00%, 2/01/30	9,835	10,059,041

		225,111,517
Indiana — 3.5%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 8/01/33	8,500	8,885,390
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	2,250	2,569,612
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	22,812,334
Earlham College Project, 5.00%, 10/01/32	11,255	11,975,433
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/31	8,000	9,162,560

		55,405,329
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	18,500	19,574,110
5.25%, 12/01/25	14,345	15,586,273

		35,160,383
Kentucky — 0.1%
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-DownTown Crossing Project:
Series B, 0.00%, 7/01/30 (b)	1,230	567,584
Convertible, Series C, 0.00%, 7/01/33 (c)	1,500	1,073,700

		1,641,284
Louisiana — 3.2%
City of New Orleans Louisiana, Refunding RB:
5.00%, 12/01/27	1,500	1,709,265
5.00%, 12/01/29	1,000	1,125,290

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	33

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/27	$3,770	$4,316,348
5.00%, 7/01/28	4,420	5,033,717
5.00%, 7/01/29	3,000	3,397,350
5.00%, 7/01/30	5,000	5,639,800
5.00%, 7/01/31	5,105	5,724,032
5.00%, 7/01/32	3,000	3,337,230
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 4/01/31	300	324,147
5.00%, 4/01/32	1,000	1,077,040
5.00%, 4/01/33	1,575	1,695,267
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/29	1,925	2,134,325
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,425	3,792,023
5.25%, 5/15/32	4,375	4,916,494
5.25%, 5/15/33	4,750	5,228,277
5.25%, 5/15/35	1,500	1,657,185

		51,107,790
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB, Eastern Maine Medical Center Obligation:
5.00%, 7/01/25	1,250	1,390,075
5.00%, 7/01/26	1,000	1,099,300
5.00%, 7/01/27	1,000	1,087,780
3.75%, 7/01/28	1,000	989,370
5.00%, 7/01/33	5,000	5,308,350
Maine State Housing Authority, Refunding RB, S/F Housing, Series B, 3.45%, 11/15/32	12,000	11,784,600

		21,659,475
Maryland — 1.0%
Anne Arundel County Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 7/01/24	700	707,252
4.90%, 7/01/30	1,315	1,328,203
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,225	3,403,665
Salisbury University Project, 5.00%, 6/01/34	500	529,520
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Meritus Medical Center, 5.00%, 7/01/29	2,200	2,427,854
Meritus Medical Center, 5.00%, 7/01/31	1,400	1,532,846
Meritus Medical Center, 5.00%, 7/01/33	1,200	1,305,600
Peninsula Regional Medical Center, 5.00%, 7/01/30	1,185	1,318,182
Peninsula Regional Medical Center, 5.00%, 7/01/31	2,200	2,436,610
Peninsula Regional Medical Center, 5.00%, 7/01/32	1,635	1,797,748

		16,787,480
Massachusetts — 0.6%
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 7/01/29	8,985	9,812,069
Michigan — 1.1%
Michigan Finance Authority, Refunding RB:
Holland Community Hospital, Series A, 5.00%, 1/01/33	$750	$807,173
MidMichigan Health, 5.00%, 6/01/33	2,750	3,004,155
Oakwood Obligation Group, 5.00%, 8/15/30	4,105	4,500,024
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	9,195	9,404,462

		17,715,814
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,041,115
St. Louis College of Pharmacy, 5.00%, 5/01/30	3,000	3,224,940

		5,266,055
Nebraska — 1.1%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 9/01/27	7,010	7,761,752
Gas Project No. 3, 5.00%, 9/01/32	9,500	10,312,440

		18,074,192
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Concord Hospital, Series A:
5.00%, 10/01/26	1,075	1,195,088
5.00%, 10/01/27	1,180	1,304,266
4.00%, 10/01/33	3,500	3,536,820
New Hampshire State Turnpike System, RB, Series C:
4.00%, 8/01/33	4,350	4,538,921
4.00%, 8/01/35	4,745	4,918,050

		15,493,145
New Jersey — 10.2%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Logan Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,675,485
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	12,230	13,278,722
Continental Airlines, Inc. Project, Series A, 5.63%, 11/15/30	1,740	1,967,505
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,315	1,464,713
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 1/01/28	4,705	5,184,863
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	10,610	11,473,866
Cigarette Tax, 4.25%, 6/15/27	16,500	16,902,930
Continental Airlines, Inc. Project, AMT, 5.75%, 9/15/27	6,200	6,694,884
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	5,000	5,761,050
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health, Series A, 4.00%, 7/01/26	3,000	3,138,360
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	7,315	7,451,278

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 0.00%, 12/15/28 (b)	$66,000	$33,745,140
CAB, Series A, 0.00%, 12/15/29 (b)	18,000	8,570,880
Series AA, 4.00%, 6/15/30	13,315	13,094,504
Series C, 5.25%, 6/15/32	10,000	10,599,200
Series D, 5.00%, 6/15/32	5,000	5,200,850
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	5,000	5,802,200
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	532,340
5.00%, 11/01/34	500	531,550
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	3,450	3,451,414
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/29	1,750	1,973,230
5.00%, 7/15/30	2,000	2,245,240
5.00%, 7/15/31	1,450	1,620,680
5.00%, 7/15/32	835	930,566

		163,291,450
New Mexico — 1.1%
New Mexico Educational Assistance Foundation, RB, AMT:
Education Loan Series A-1, 3.75%, 9/01/31	6,250	6,254,812
Education Loan Series A-2, 3.80%, 11/01/32	5,850	5,867,784
Education Loan Series A-2, 3.80%, 9/01/33	5,000	5,030,650

		17,153,246
New York — 7.0%
Build NYC Resource Corp., RB, South Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	3,530	3,588,421
Build NYC Resource Corp., Refunding RB, Prat Paper, Inc. Project, AMT, 4.50%, 1/01/25 (a)	900	954,216
Housing Development Corp., RB, M/F Housing, Series K-1:
3.40%, 11/01/30	8,070	7,918,768
3.50%, 11/01/32	5,865	5,730,809
Housing Development Corp., Refunding RB, M/F Housing, Series L-1:
3.40%, 11/01/30	1,580	1,550,391
3.50%, 11/01/32	1,160	1,133,459
Metropolitan Transportation Authority, Refunding RB, Series F, 5.00%, 11/15/30	21,000	24,164,700
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	8,110	9,466,641
New York Mortgage Agency, Refunding RB, Series 48, 3.45%, 10/01/33	3,500	3,421,180
New York State HFA, RB, M/F Affordable Housing (SONYMA):
3.05%, 11/01/27	4,020	3,886,375
3.45%, 11/01/32	5,235	5,095,121
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (a)	3,000	3,037,260
Municipal Bonds	Par (000)	Value
New York (concluded)
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/32	$9,115	$9,082,642
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series A (b):
0.00%, 11/15/29	17,810	10,850,921
0.00%, 11/15/30	25,215	14,771,451
0.00%, 11/15/31	5,000	2,782,100
TSASC, Inc., Refunding RB, Series 1, 5.00%, 6/01/26	4,000	4,065,280

		111,499,735
North Carolina — 0.1%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/31	1,665	1,911,320
Ohio — 0.7%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 7/01/28	500	521,880
5.63%, 7/01/32	1,000	1,047,990
Ohio State University, RB, General Receipts Special Purpose, Series A, 4.00%, 6/01/31	4,220	4,392,683
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 12/31/29	1,625	1,820,471
5.00%, 12/31/30	2,400	2,680,176

		10,463,200
Oklahoma — 0.2%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A:
5.00%, 4/01/23	1,050	908,828
5.00%, 4/01/29	1,500	1,299,840
5.00%, 4/01/33	1,050	910,707

		3,119,375
Pennsylvania — 11.3%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	6,750	7,290,472
5.00%, 5/01/28	5,000	5,372,450
5.00%, 5/01/29	3,745	4,005,540
5.00%, 5/01/30	5,300	5,649,217
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (d)	4,540	4,566,786
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.00%, 1/01/22	750	806,543
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/27	1,275	1,348,108
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/32	3,350	3,491,403
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/29	1,300	1,413,893
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/30	2,675	2,891,809
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 7/01/33	27,535	28,084,874

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	35

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, 5.00%, 6/01/31	$5,000	$5,468,000
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,685,650
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/29	3,250	3,521,895
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/30	6,185	6,662,358
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 1/01/30	2,000	2,017,860
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 8/15/33	13,250	14,181,210
Pennsylvania Economic Development Financing Authority, RB, The Pennsylvania Rapid Bridge Replacement Project, AMT:
5.00%, 12/31/29	5,000	5,471,050
5.00%, 12/31/30	13,100	14,249,132
5.00%, 12/31/34	5,000	5,356,250
Pennsylvania HFA, RB, S/F Housing, Series 114C, 3.30%, 10/01/32	20,500	19,716,900
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,498,062
Pennsylvania Higher Educational Facilities Authority, Refunding RB, La Salle University, 4.00%, 5/01/32	3,000	2,962,740
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	4,130	4,561,874
5.00%, 4/01/28	8,000	8,743,760
5.00%, 4/01/29	6,000	6,493,620
5.00%, 4/01/30	5,500	5,925,480
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 7/01/30	825	886,364
5.00%, 7/01/30	1,280	1,358,938

		180,682,238
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 6/01/28	2,750	3,076,205
5.00%, 6/01/29	4,500	4,966,605
5.00%, 6/01/30	4,215	4,612,095

		12,654,905
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, The Lutheran Homes of South Carolina, Inc., 5.00%, 5/01/28	2,000	2,095,340
South Dakota — 0.0%
Educational Enhancement Funding Corp., Refunding RB, Series B, 5.00%, 6/01/27	650	728,046
Tennessee — 0.5%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.00%, 1/01/33	1,500	1,611,330
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	6,210	6,702,080

		8,313,410
Municipal Bonds	Par (000)	Value
Texas — 19.0%
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 8/15/32	$12,500	$13,708,375
5.00%, 8/15/33	14,000	15,353,380
City of Brownsville Texas Utilities System Revenue, Refunding RB, Series A:
4.00%, 9/01/30	11,170	11,599,933
4.00%, 9/01/31	11,220	11,603,724
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	2,783,779
City of San Antonio Texas Water System Revenue, Refunding RB, Series B, 5.00%, 5/15/27	1,845	2,199,351
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/33	1,650	1,955,894
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A:
3.10%, 12/01/22	1,050	1,027,667
3.95%, 12/01/32	1,800	1,696,140
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 8/15/33	12,325	12,652,105
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 1/01/28	500	561,455
6.38%, 1/01/33	460	531,732
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 1/01/33	1,090	1,100,039
Memorial Hermann Health System, 4.00%, 12/01/31	20,000	20,125,600
YMCA of the Greater Houston Area, 5.00%, 6/01/28	1,500	1,627,155
YMCA of the Greater Houston Area, 5.00%, 6/01/33	3,000	3,191,580
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 5/01/30	31,120	33,045,394
Series B (AMBAC), AMT, 4.55%, 5/01/30	10,000	10,521,000
Series B-2, 4.00%, 6/01/30	12,895	13,085,330
County of Midland Texas Fresh Water Supply District No. 1, RB, City of Midland Project, Series A:
CAB, 0.00%, 9/15/31 (b)	6,235	3,310,349
CAB, 0.00%, 9/15/32 (b)	15,135	7,552,516
5.00%, 9/15/31	2,435	2,746,802
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	5,500	5,573,315
4.00%, 11/15/32	15,420	15,542,589
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB:
Scott & White Healthcare Project, Series A, 5.00%, 8/15/33	5,000	5,551,100
Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	1,000	1,076,850
Leander ISD, GO, Refunding, Series D (b):
0.00%, 8/15/31	1,200	644,688
0.00%, 8/15/32	2,000	1,010,660
0.00%, 8/15/33	4,485	2,153,607

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	$5,750	$6,338,397
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services:
4.00%, 5/15/31	9,970	10,219,948
4.00%, 5/15/32	10,635	10,850,146
New Hope Cultural Education Facilities Corp., RB, Series A:
Station 1 LLC Texas A&M University Project, 5.00%, 4/01/29	2,290	2,430,354
Stephenville LLC Tarleton State University Project, 5.38%, 4/01/28	1,150	1,254,248
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/24	420	459,497
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/25	240	262,903
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/29	725	766,731
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,779,104
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/33	15,900	17,503,833
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	850	889,423
5.50%, 1/01/32	1,000	1,053,450
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	18,000	19,448,820
5.00%, 12/15/31	25,000	26,928,750

		303,717,713
U.S. Virgin Islands — 1.3%
Virgin Islands Public Finance Authority, Refunding RB, Gross Receipts Taxes Loan Note:
Series A, 5.00%, 10/01/32	10,000	10,798,300
Series C, 5.00%, 10/01/30	10,000	10,848,500

		21,646,800
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,502,240
Virginia — 2.9%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,065,920
County of Fairfax Virginia IDA, Refunding RB, Inova Health System, Series D, 4.00%, 5/15/29	5,325	5,553,123
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 7/01/30	3,000	3,024,750
4.50%, 7/01/32	1,100	1,103,201
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/33	5,445	5,554,771
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	496,200
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 7/01/30 (a)	2,000	2,091,160
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Virginia HDA, RB, Remarketing, M/F Housing, Sub-Series C-2, 3.00%, 4/01/31	$23,175	$21,652,634
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	4,147,481

		45,689,240
Washington — 3.6%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	1,025	1,045,582
5.00%, 9/01/27	1,000	1,059,540
5.25%, 9/01/32	1,850	1,930,438
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	5,201,400
Spokane Public Facilities District, Refunding RB, Series B:
4.50%, 12/01/30	5,370	5,670,827
5.00%, 12/01/32	5,895	6,445,298
5.00%, 9/01/33	4,665	5,093,807
State of Washington, COP, State & Local Agency Real and Personal Property, Series B:
4.00%, 7/01/29	3,605	3,764,377
4.00%, 7/01/30	4,290	4,450,060
4.00%, 7/01/31	4,470	4,603,385
4.00%, 7/01/32	4,590	4,724,120
State of Washington, GO, Series B, 5.00%, 2/01/25	5,825	7,122,635
Washington State Housing Finance Commission, RB, Herons Key Senior Living, Series B-2, 4.88%, 1/01/22 (a)(e)	600	600,630
Washington State Housing Finance Commission, Refunding RB:
Emerald Heights Project, 5.00%, 7/01/28	1,000	1,071,810
Emerald Heights Project, 5.00%, 7/01/33	1,100	1,172,435
S/F Housing, Series 1N (Ginnie Mae, Fannie Mae, Freddie Mac), 3.50%, 12/01/33	4,035	3,965,074

		57,921,418
Wisconsin — 1.4%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	6,690	6,792,290
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	2,250	2,441,025
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Aspirus, Inc., Obligated Group, 5.00%, 8/15/28	3,510	3,924,004
Aspirus, Inc., Obligated Group, 5.00%, 8/15/29	3,685	4,091,161
Marquette University, 4.00%, 10/01/32	4,520	4,673,590

		21,922,070
Total Municipal Bonds — 128.1%		2,052,132,622

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	37

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Colorado — 5.2%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT (g):
4.25%, 11/15/29	$33,820	$35,408,749
4.25%, 11/15/30	35,210	36,566,388
4.25%, 11/15/31	8,085	8,359,868
4.25%, 11/15/32	2,230	2,298,657

		82,633,662
Florida — 6.0%
County of Broward Florida, ARB, Series Q-1 (g):
4.00%, 10/01/29	17,200	17,721,847
4.00%, 10/01/30	18,095	18,609,165
4.00%, 10/01/31	18,820	19,282,858
4.00%, 10/01/32	19,575	20,006,759
4.00%, 10/01/33	20,355	20,752,315

		96,372,944
Iowa — 2.7%
Iowa State Board of Regents, RB, University of Iowa Hospitals and Clinics:
4.00%, 9/01/28	3,375	3,593,828
4.00%, 9/01/29	6,525	6,875,554
4.00%, 9/01/30	6,325	6,615,669
4.00%, 9/01/31	8,650	8,986,491
4.00%, 9/01/32	7,750	8,007,034
4.00%, 9/01/33	9,375	9,662,114

		43,740,690
Texas — 10.1%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/30	15,000	15,651,568
4.00%, 9/15/31	19,475	20,183,417
4.00%, 9/15/32	18,075	18,617,172
4.00%, 9/15/33	11,000	11,267,386
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Texas (concluded)
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project (concluded):
4.00%, 9/15/34	$11,885	$12,106,655
4.00%, 9/15/35	4,500	4,572,640
Dallas/Fort Worth International Airport, Refunding RB, AMT (g):
Series E, 4.00%, 11/01/32	6,915	7,145,129
Series E, 4.13%, 11/01/35	10,435	10,619,768
Series F, 5.00%, 11/01/29	12,820	14,439,558
Series F, 5.00%, 11/01/30	15,565	17,409,900
Series F, 5.00%, 11/01/31	10,000	11,087,178
Series F, 5.00%, 11/01/32	17,170	18,878,913

		161,979,284
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.0%		384,726,580
Total Long-Term Investments (Cost — $2,428,783,928) — 152.1%		2,436,859,202

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (h)(i)	79,878,725	79,878,725
Total Short-Term Securities (Cost — $79,878,725) — 5.0%		79,878,725
Total Investments (Cost — $2,508,662,653) — 157.1%		2,516,737,927
Other Assets Less Liabilities — 1.2%		19,902,607
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.5)%		(184,226,476)
RVMTP Shares, at Liquidation Value — (46.8)%		(750,000,000)

Net Assets Applicable to Common Shares — 100.0%		$1,602,414,058

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Variable rate security. Rate shown is as of report date.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Pershing LLC	$600,630	$630

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from November 1, 2018 to November 15, 2020, is $128,606,860.

(h)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income
FFI Institutional Tax-Exempt Fund	5,417,254	74,461,471	79,878,725	$16,166

(i)	Represents the current yield as of report date.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT)

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(630)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$80,285,625	$(330,635)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$330,635	$330,635

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(4,728,535)	$(4,728,535)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(378,140)	$(378,140)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$190,056,531

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,436,859,202	—	$2,436,859,202
Short-Term Securities	$79,878,725	—	—	79,878,725

Total	$79,878,725	$2,436,859,202	—	$2,516,737,927

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(330,635)	—	—	$(330,635)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	39

Schedule of Investments (concluded)	BlackRock Municipal Target Term Trust (BTT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$850,502	—	—	$850,502
Liabilities:
TOB Trust Certificates	—	$(184,119,974)	—	(184,119,974)
RVMTP Shares	—	(750,000,000)	—	(750,000,000)

Total	$850,502	$(934,119,974)	—	$(933,269,472)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 137.1%
Corporate — 10.7%
County of Middlesex New Jersey, Refunding, COP, Civic Square IV Redevelopment, 5.00%, 10/15/31	$1,000	$1,178,240
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	1,790	87,173
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,637,432
New Jersey EDA, RB, Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	5,160	5,747,466
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,500	1,708,080
Series B, 5.60%, 11/01/34	1,275	1,435,115

		12,793,506
County/City/Special District/School District — 21.1%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	4,150	4,331,977
5.25%, 11/01/44	2,000	2,072,480
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/28	1,085	1,194,476
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,829,146
5.50%, 10/01/29	2,630	3,356,117
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,212,900
5.38%, 1/01/44	2,400	2,648,616
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	890	985,381
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,417,375
Monroe Township Board of Middlesex Education, GO, Refunding, 5.00%, 3/01/38	860	973,219
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	3,075,475

		25,097,162
Education — 27.2%
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	185	189,566
Leap Academy Charter School, Series A, 6.20%, 10/01/44	140	143,226
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,661,640
The Team Academy Charter School Project, 6.00%, 10/01/33	1,490	1,683,596
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (c):
5.63%, 8/01/34	415	424,259
5.88%, 8/01/44	290	297,122
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	2,070	2,151,082
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, RB (concluded):
Montclair State University, Series J, 5.25%, 7/01/38	580	634,439
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,230	3,521,927
Georgian Court University, Series D, 5.00%, 7/01/33	250	263,425
Kean University, Series A, 5.50%, 9/01/36	2,060	2,331,220
Montclair State University, Series A, 5.00%, 7/01/44	4,570	5,043,132
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	738,969
Ramapo College, Series B, 5.00%, 7/01/42	265	287,615
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	1,450	1,789,459
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	2,055	2,260,356
Series 1A, 5.00%, 12/01/25	390	411,723
Series 1A, 5.00%, 12/01/26	255	268,640
Series 1A, 5.25%, 12/01/32	500	537,580
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/40	1,000	1,113,210
5.00%, 7/01/42	500	547,635
5.00%, 7/01/45	2,345	2,591,952
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	3,145	3,503,278

		32,395,051
Health — 11.4%
County of Camden New Jersey Improvement Authority, Refunding RB, 5.00%, 2/15/34	1,590	1,712,366
New Jersey EDA, Refunding RB:
Lions Gate Project, 5.25%, 1/01/44	430	446,116
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	1,790	1,829,720
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	710	752,004
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	750	856,253
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,250	1,380,700
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	1,069,506
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,236,141
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	1,740	1,793,383
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	580	656,589
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	1,605	1,795,802

		13,528,580
Housing — 5.6%
County of Middlesex New Jersey Improvement Authority, RB, Administration Building Residential Project, AMT (Fannie Mae), 5.35%, 7/01/34	1,400	1,420,216

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	41

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Housing (concluded)
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	$1,185	$1,242,959
S/F Housing, Series AA, 6.38%, 10/01/28	430	446,357
S/F Housing, Series AA, 6.50%, 10/01/38	310	321,563
S/F Housing, Series CC, 5.00%, 10/01/34	920	958,686
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,221,240

		6,611,021
State — 20.3%
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM), 5.00%, 7/01/17 (d)	90	97,445
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/26 (e)	6,000	4,262,760
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	5,971,100
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,611,983
School Facilities Construction (AGC), 5.50%, 12/15/18 (d)	1,935	2,223,431
School Facilities Construction (AGC), 5.50%, 12/15/34	1,065	1,195,420
New Jersey EDA, Refunding RB, Cigarette Tax:
5.00%, 6/15/26	810	875,950
(AGM), 5.00%, 6/15/22	2,940	3,386,645
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,509,236
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	600	663,462
State of New Jersey, GO, Various Purposes, 5.00%, 6/01/28	1,280	1,449,818

		24,247,250
Transportation — 40.0%
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM), 5.00%, 7/01/35	85	87,981
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	1,380	1,538,258
Series D, 5.00%, 1/01/40	800	882,832
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	5,000	5,355,600
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	4,075	4,513,470
Series A, 5.00%, 1/01/43	500	550,545
Series E, 5.25%, 1/01/40	1,970	2,168,044
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	4,000	1,748,720
Transportation Program, Series AA, 5.25%, 6/15/33	3,110	3,279,899
Transportation System, 6.00%, 12/15/38	945	1,050,651
Transportation System, Series A, 6.00%, 6/15/35	4,135	4,731,143
Transportation System, Series A, 5.88%, 12/15/38	1,770	1,958,947
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,107,940
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,104,800
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
New Jersey Transportation Trust Fund Authority, RB (concluded):
Transportation System, Series AA, 5.50%, 6/15/39	2,260	2,422,223
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,032,400
Series 8, 6.00%, 12/01/42	1,430	1,664,420
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	1,750	1,935,133
166th Series, 5.25%, 7/15/36	4,000	4,507,680

		47,640,686
Utilities — 0.8%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	2,000	992,940
Total Municipal Bonds — 137.1%		163,306,196

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 25.3%
County/City/Special District/School District — 5.2%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	5,710	6,212,080
Education — 1.4%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	1,499	1,668,215
State — 5.3%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (d)	987	1,163,063
6.00%, 12/15/34	2,013	2,285,407
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (g)	2,787	2,904,832

		6,353,302
Transportation — 13.4%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	4,700	5,205,720
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,118,900
Series B, 5.25%, 6/15/36 (g)	2,501	2,622,552
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	3,495	3,776,872
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,215,545

		15,939,589
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.3%		30,173,186
Total Long-Term Investments (Cost — $181,725,835) — 162.4%		193,479,382

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF New Jersey Municipal Money Fund, 0.01% (h)(i)	1,096,513	$1,096,513
Total Short-Term Securities (Cost — $1,096,513) — 0.9%		1,096,513
Total Investments (Cost — $182,822,348) — 163.3%		194,575,895
Other Assets Less Liabilities — 0.8%		1,001,149
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.5)%		(17,305,983)
VMTP Shares, at Liquidation Value — (49.6)%		(59,100,000)

Net Assets Applicable to Common Shares — 100.0%		$119,171,061

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default of interest payments.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020, is $7,519,842.

(h)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income	Realized Gain
BIF New Jersey Municipal Money Fund	1,307,069	(210,556)	1,096,513	$52	$51

(i)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(105)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$13,380,938	$(16,559)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure. For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$16,559	$16,559

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	43

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(416,109)	$(416,109)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(47,395)	$(47,395)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$18,301,934

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$193,479,382	—	$193,479,382
Short-Term Securities	$1,096,513	—	—	1,096,513

Total	$1,096,513	$193,479,382	—	$194,575,895

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(16,559)	—	—	$(16,559)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$141,750	—	—	$141,750
Liabilities:
TOB Trust Certificates	—	$(17,301,282)	—	(17,301,282)
VMTP Shares	—	(59,100,000)	—	(59,100,000)

Total	$141,750	$(76,401,282)	—	$(76,259,532)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 133.4%
Corporate — 12.7%
City of New York New York Build Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$280	$296,481
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.63%, 8/01/25 (b)	3,200	3,417,376
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (b)	4,000	4,262,240
British Airways PLC Project, 5.25%, 12/01/32	1,000	1,004,050
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	795	851,477
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	1,000	1,106,650
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	614,042
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	6,000	6,023,280
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,230	3,770,314
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,500	1,533,930
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	1,715	1,741,840

		24,621,680
County/City/Special District/School District — 32.9%
City of New York New York, GO:
Fiscal 2009, Series A-1, 4.75%, 8/15/25	750	824,603
Fiscal 2012, Sub-Series G-1, 5.00%, 4/01/29	750	856,538
Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	690	786,455
City of New York New York, GO, Refunding:
Fiscal 2014, Series E, 5.50%, 8/01/25	1,280	1,565,965
Series E, 5.00%, 8/01/30	1,000	1,137,750
Series I, 5.00%, 8/01/30	1,000	1,146,490
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	1,000	1,135,290
Series D, 5.38%, 6/01/32	25	25,103
Series G-1, 6.25%, 12/15/18 (c)	485	571,277
Series G-1, 6.25%, 12/15/31	15	17,532
Sub-Series G-1, 5.00%, 4/01/28	630	722,396
Sub-Series I-1, 5.38%, 4/01/36	1,750	1,981,822
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	250	253,095
5.00%, 11/15/44	3,000	3,037,140
4.75%, 11/15/45	265	267,708
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	1,140	1,292,042
5.00%, 7/01/33	500	554,005
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Industrial Development Agency, RB:
CAB, PILOT, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (d)	1,960	595,330
CAB, PILOT, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (d)	1,500	396,060
JFK International Airport Project, AMT, Series B, 2.00%, 8/01/28 (b)	3,670	3,674,367
PILOT, Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	171,459
PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	3,000	3,074,130
PILOT, Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	500	514,200
PILOT, Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	350	360,262
PILOT, Queens Baseball Stadium, (AMBAC), 5.00%, 1/01/46	250	255,828
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	650	716,339
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,500	2,787,050
Hudson Yards Infrastructure Corp., RB, Series A:
Senior, Fiscal 2012, 5.75%, 2/15/47	200	227,736
5.00%, 2/15/47	5,485	5,750,090
(AGC), 5.00%, 2/15/47	1,000	1,050,830
(AGM), 5.00%, 2/15/47	1,000	1,050,830
(NPFGC), 4.50%, 2/15/47	4,500	4,683,465
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.00%, 11/15/34	800	903,088
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	2,000	2,260,420
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,353,036
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	480	504,125
4 World Trade Center Project, 5.00%, 11/15/31	860	976,865
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,475,310
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,544,725
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,935	2,085,349
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,670	1,847,003
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,231,729

		63,664,837
Education — 31.4%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,159,312
Build NYC Resource Corp., RB, South Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	900	914,895

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	45

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
Build NYC Resource Corp., Refunding RB, City University New York-Queens, Series A, 5.00%, 6/01/38	$250	$278,673
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	750	827,077
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	225	254,705
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,160,160
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,103,660
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	3,135	3,498,503
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	625	706,688
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/34	170	182,177
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	5,155	4,752,910
County of Madison New York Industrial Development Agency, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	275	283,250
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,900	2,110,007
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 7/01/38	320	355,971
4.00%, 7/01/39	240	244,128
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,223,716
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	380,441
5.00%, 7/01/42	220	229,121
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	750	832,282
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	781,312
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	500	564,130
State of New York Dormitory Authority, Refunding RB, Barnard College, Series A, 5.00%, 7/01/33	530	603,734
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	600	687,642
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	244,098
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	179,791
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	886,530
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
State of New York Dormitory Authority, RB (concluded):
New York University Mount Sinai School of Medicine, 5.13%, 7/01/39	2,000	2,221,940
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,814,371
New York University, Series A (AMBAC), 5.00%, 7/01/17 (c)	1,000	1,081,720
New York University, Series B, 5.00%, 7/01/37	1,250	1,400,112
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	830,317
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	2,000	2,244,340
Teachers College, Series B, 5.00%, 7/01/42	3,225	3,526,021
Touro College & University System, Series A, 5.25%, 1/01/34	800	866,864
Touro College & University System, Series A, 5.50%, 1/01/39	2,000	2,145,480
University of Rochester, Series A, 5.13%, 7/01/39	850	953,504
University of Rochester, Series A, 5.75%, 7/01/39	650	741,774
University of Rochester, Series B, 5.00%, 1/01/17 (c)	500	531,135
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	2,000	2,316,300
Barnard College, Series A, 4.00%, 7/01/36	410	423,218
Brooklyn Law School, 5.75%, 7/01/33	475	531,592
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,132,040
Culinary Institute of America, 5.00%, 7/01/42	300	315,003
Fordham University, 4.00%, 7/01/30	555	573,626
Fordham University, 5.00%, 7/01/44	850	943,474
New York University, Series A, 5.00%, 7/01/37	1,790	2,004,961
Rochester Institute of Technology, 5.00%, 7/01/42	1,790	1,957,079
Rockefeller University, Series B, 4.00%, 7/01/38	775	808,286
Skidmore College, Series A, 5.00%, 7/01/28	75	85,563
Skidmore College, Series A, 5.25%, 7/01/29	85	99,026
St. John’s University, Series A, 5.00%, 7/01/37	1,000	1,119,400
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,355	2,752,971
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	445	517,464
Teachers College, 5.50%, 3/01/39	450	505,166
St. John’s University, Series A, 5.00%, 7/01/34	250	281,408
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/35	415	467,597

		60,636,665
Health — 15.9%
County of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health Services, 4.00%, 7/01/45	100	98,963

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	$300	$338,028
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	500	500,400
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/32	240	260,189
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,650	1,919,494
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 7/01/42	2,800	2,952,068
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	230	251,977
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	1,175	1,199,957
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,373,420
Series B, 6.00%, 11/01/30	500	567,180
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 1/01/28	675	730,532
5.00%, 1/01/34	1,250	1,325,375
State of New York Dormitory Authority, RB:
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	750	802,890
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	500	574,975
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	224,764
New York University Hospitals Center, Series A, 6.00%, 7/01/40	500	571,765
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (c)	1,775	2,046,504
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	1,000	1,027,720
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	306,982
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,548,984
New York University Hospitals Center, Series A, 5.00%, 7/01/17 (c)	3,390	3,669,065
North Shore-Long Island Jewish Obligated Group, 5.00%, 5/01/43	2,000	2,187,080
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,750	1,912,243
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	1,000	1,083,960
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,100	1,219,460

		30,693,975
Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 1.3%
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	925	960,122
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,516,560

		2,476,682
State — 11.9%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2015, Series S-1, 5.00%, 7/15/43	1,190	1,335,680
Series S-2 (NPFGC), 4.25%, 1/15/34	1,260	1,276,140
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 2/01/32	5,000	5,729,250
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	1,000	1,084,910
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/42	4,380	4,844,236
General Purpose, Series C, 5.00%, 3/15/34	2,185	2,494,724
State Supported Debt, Series A, 5.00%, 3/15/44	360	406,163
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	433,505
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	366,355
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	2,500	2,827,400
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 3/15/30	885	1,021,715
5.00%, 3/15/32	1,000	1,144,860

		22,964,938
Tobacco — 0.8%
Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	150	142,301
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,000	1,024,000
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed Bonds, 5.25%, 5/15/40	110	121,384
Niagara Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/34	250	279,232

		1,566,917
Transportation — 18.9%
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/33	540	621,707
Series C, 6.50%, 11/15/28	1,000	1,174,650
Series D, 5.25%, 11/15/41	1,000	1,148,660
Series E, 5.00%, 11/15/38	4,000	4,452,600
Metropolitan Transportation Authority, Refunding RB:
Series D, 5.25%, 11/15/30	910	1,060,687
Series F, 5.00%, 11/15/30	2,000	2,301,400
Port Authority of New York & New Jersey, ARB:
Consolidated, 183rd Series, 4.00%, 6/15/44	500	514,290

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	47

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, ARB (concluded):
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	$6,000	$6,032,400
Special Project, JFK International Air Terminal LLC, Series 8, AMT (NPFGC), 6.00%, 12/01/42	1,000	1,163,930
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	830,670
179th Series, 5.00%, 12/01/38	575	650,607
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	500	511,825
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	1,330	1,367,466
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	640	644,922
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	544,725
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 189th Series, 5.00%, 5/01/45	1,150	1,299,511
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/27	1,000	1,142,250
General, Series I, 5.00%, 1/01/37	2,000	2,230,620
General, Series I, 5.00%, 1/01/42	280	305,287
General, Series K, 5.00%, 1/01/32	2,850	3,244,297
Series J, 5.00%, 1/01/41	2,000	2,212,400
Triborough Bridge & Tunnel Authority, RB, General, Series A:
5.25%, 11/15/45	590	681,273
5.00%, 11/15/50	500	550,355
Triborough Bridge & Tunnel Authority, Refunding RB, CAB (d):
Sub-Series A, 0.00%, 11/15/32	845	446,397
General, Series B, 0.00%, 11/15/32	2,500	1,366,625

		36,499,554
Utilities — 7.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	750	777,135
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,142,670
2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,137,690
Series A, 4.75%, 6/15/30	1,500	1,600,635
Long Island Power Authority, RB, General:
Electric Systems, Series C (CIFG), 5.25%, 9/01/29	2,000	2,418,800
Series A (AGM), 5.00%, 5/01/36	500	551,875
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	4,000	4,496,360
State of New York Environmental Facilities Corp., Refunding RB, Series B, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	350	393,879
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	2,000	2,281,420

		14,800,464
Total Municipal Bonds in New York		257,925,712
Municipal Bonds	Par (000)	Value
Puerto Rico — 1.4%
Housing — 1.4%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,605	2,745,358
Total Municipal Bonds — 134.8%		260,671,070

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 27.2%
County/City/Special District/School District — 5.5%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	4,370	4,990,759
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,696,395
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	919,850
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,980,202

		10,587,206
Education — 2.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	3,527	4,001,505
State — 2.4%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	660	733,852
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	1,250	1,423,234
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	750	883,717
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,500	1,697,340

		4,738,143
Transportation — 5.4%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,458,404
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,708,425
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,180	1,360,115

		10,526,944
Utilities — 11.8%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,344,718
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	5,310	6,062,374
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,511	3,885,489
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	926,642
Series A, 4.75%, 6/15/30	2,500	2,667,725

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
Utilities (concluded)
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	$6,868	$7,834,308

		22,721,256
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.2%		52,575,054
Total Long-Term Investments (Cost — $292,268,054) — 162.0%		313,246,124

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	4,552,128	4,552,128
Total Short-Term Securities (Cost — $4,552,128) — 2.4%		4,552,128
Total Investments (Cost — $296,820,182) — 164.4%		317,798,252
Liabilities in Excess of Other Assets — (0.5)%		(1,031,359)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.0)%		(28,967,716)
VMTP Shares, at Liquidation Value — (48.9)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$193,299,177

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires February 15, 2019, is $ 661,933.

(g)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at July 31, 2015	Income	Realized Gain
BIF New York Municipal Money Fund	874,210	3,677,918	4,552,128	—	$125

(h)	Represents the current yield as of report date.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of July 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(155)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2015	$19,752,813	$(62,618)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	49

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)

Derivative Financial Instruments Categorized by Risk Exposure

As of July 31, 2015, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$62,618	$62,618

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(597,269)	$(597,269)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(126,840)	$(126,840)

For the year ended July 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$27,240,832

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$313,246,124	—	$313,246,124
Short-Term Securities	$4,552,128	—	—	4,552,128

Total	$4,552,128	$313,246,124	—	$317,798,252

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(62,618)	—	—	$(62,618)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$209,250	—	—	$209,250
Liabilities:
TOB Trust Certificates	—	$(28,960,581)	—	(28,960,581)
VMTP Shares	—	(94,500,000)	—	(94,500,000)

Total	$209,250	$(123,460,581)	—	$(123,251,331)

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2015

Statements of Assets and Liabilities

July 31, 2015	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Assets
Investments at value — unaffiliated[1]	$822,022,983	$84,312,196	$163,373,192	$2,436,859,202	$193,479,382	$313,246,124
Investments at value — affiliated[2]	6,380,903	550,062	478,351	79,878,725	1,096,513	4,552,128
Cash	—	1,508	—	—	—	—
Cash pledged for financial futures contracts	135,000	—	95,850	850,502	141,750	209,250
Receivables:
Interest	11,976,243	906,697	1,935,328	24,448,438	1,660,151	3,513,682
Investments sold	—	—	—	1,711,012	—	146,565
Deferred offering costs	—	—	120,464	482,516	—	—
Prepaid expenses	31,856	2,412	68,719	50,993	26,275	27,158

Total assets	840,546,985	85,772,875	166,071,904	2,544,281,388	196,404,071	321,694,907

Accrued Liabilities
Variation margin payable on financial futures contracts	59,375	—	42,156	374,063	62,344	92,031
Payables:
Investments purchased	5,753,110	—	—	600,000	—	3,670,000
Income dividends — Common Shares	2,301,310	24,060	485,240	5,640,446	575,372	891,085
Investment advisory fees	408,493	36,321	84,011	749,344	99,214	160,310
Other accrued expenses	118,742	58,948	45,817	257,622	69,867	83,148
Officer’s and Trustees’ fees	71,146	9,093	17,333	19,379	20,230	31,440
Interest expense and fees	35,082	66	6,561	106,502	4,701	7,135

Total accrued liabilities	8,747,258	128,488	681,118	7,747,356	831,728	4,935,149

Other Liabilities
TOB Trust Certificates	155,532,544	133,978	29,682,276	184,119,974	17,301,282	28,960,581
RVMTP Shares, at liquidation value of $5,000,000 per share[3]	—	—	—	750,000,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3]	171,300,000	—	—	—	59,100,000	94,500,000
VRDP Shares, at liquidation value of $100,000 per share[3]	—	—	34,200,000	—	—	—

Total other liabilities	326,832,544	133,978	63,882,276	934,119,974	76,401,282	123,460,581

Total liabilities	335,579,802	262,466	64,563,394	941,867,330	77,233,010	128,395,730

Net Assets Applicable to Common Shareholders	$504,967,183	$85,510,409	$101,508,510	$1,602,414,058	$119,171,061	$193,299,177

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$446,519,215	$80,604,532	$95,032,487	$1,671,252,100	$108,793,950	$183,103,018
Undistributed net investment income	2,861,564	1,977,448	688,914	5,945,732	1,293,868	2,569,705
Accumulated net realized loss	(12,795,573)	(443,259)	(11,099,535)	(82,528,414)	(2,653,746)	(13,288,998)
Net unrealized appreciation (depreciation)	68,381,977	3,371,688	16,886,644	7,744,640	11,736,989	20,915,452

Net Assets Applicable to Common Shareholders	$504,967,183	$85,510,409	$101,508,510	$1,602,414,058	$119,171,061	$193,299,177

Net asset value per Common Share	$15.84	$15.37	$15.14	$22.73	$15.55	$14.97

[1] Investments at cost — unaffiliated	$753,597,892	$80,940,508	$146,475,351	$2,428,783,928	$181,725,835	$292,268,054
[2] Investments at cost — affiliated	$6,380,903	$550,062	$478,351	$79,878,725	$1,096,513	$4,552,128
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	—	342	150	591	945
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	31,874,095	5,562,128	6,704,527	70,505,571	7,661,414	12,914,274

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	51

Statements of Operations

Year Ended July 31, 2015	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Investment Income
Interest	$34,354,073	$2,891,302	$7,635,979	$94,235,860	$8,804,562	$13,595,428
Interest — affiliated	—	570	502	16,166	52	—

Total income	34,354,073	2,891,872	7,636,481	94,252,026	8,804,614	13,595,428

Expenses
Investment advisory	4,720,458	430,998	1,001,867	10,200,825	1,189,472	1,909,678
Professional	139,304	47,507	56,339	263,593	59,518	68,773
Accounting services	37,510	15,848	30,740	245,115	35,239	50,814
Liquidity fees	—	—	306,577	—	—	—
Officer and Trustees	42,495	7,077	8,486	148,698	10,107	16,211
Transfer agent	35,643	24,158	19,502	92,207	21,051	25,603
Custodian	35,495	7,204	10,323	100,778	11,890	17,619
Registration	11,519	9,450	9,452	19,491	9,469	9,489
Printing	11,296	7,221	7,572	25,256	7,816	8,787
Remarketing fees on Preferred Shares	—	252	34,675	—	—	—
Rating agency	33,877	11,129	38,873	33,877	33,877	33,877
Miscellaneous	45,055	19,030	24,156	124,726	23,738	39,424

Total expenses excluding interest expense, fees and amortization of offering costs	5,112,652	579,874	1,548,562	11,254,566	1,402,177	2,180,275
Interest expense, fees and amortization of offering costs[1]	2,697,179	1,048	264,816	7,117,906	785,802	1,202,208

Total expenses	7,809,831	580,922	1,813,378	18,372,472	2,187,979	3,382,483
Less fees waived by the Manager	(846)	(56)	(26)	(1,276,628)	(1,035)	(1,294)

Total expenses after fees waived	7,808,985	580,866	1,813,352	17,095,844	2,186,944	3,381,189

Net investment income	26,545,088	2,311,006	5,823,129	77,156,182	6,617,670	10,214,239

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,467,136	307,666	346,585	9,686,528	330,503	(563,479)
Financial futures contracts	(887,323)	—	(350,433)	(4,728,535)	(416,109)	(597,269)
Capital gain distributions received from affiliated investment companies	—	—	—	—	51	125

	5,579,813	307,666	(3,848)	4,957,993	(85,555)	(1,160,623)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,953,209)	(429,218)	387,953	37,987,756	96,962	5,517,509
Financial futures contracts	(119,925)	—	(38,607)	(378,140)	(47,395)	(126,840)

	(4,073,134)	(429,218)	349,346	37,609,616	49,567	5,390,669

Net realized and unrealized gain (loss)	1,506,679	(121,552)	345,498	42,567,609	(35,988)	4,230,046

Distributions to AMPS Shareholders From
Net investment income	—	(175)	—	—	—	—

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$28,051,767	$2,189,279	$6,168,627	$119,723,791	$6,581,682	$14,444,285

[1] Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

52	ANNUAL REPORT	JULY 31, 2015

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$26,545,088	$27,717,696
Net realized gain	5,579,813	2,256,752
Net change in unrealized appreciation (depreciation)	(4,073,134)	41,827,362

Net increase in net assets applicable to Common Shareholders resulting from operations	28,051,767	71,801,810

Distributions to Common Shareholders From[1]
Net investment income	(27,615,716)	(29,544,099)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	436,051	42,257,711
Beginning of year	504,531,132	462,273,421

End of year	$504,967,183	$504,531,132

Undistributed net investment income, end of year	$2,861,564	$3,935,343

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

	BlackRock Florida Municipal 2020 Term Trust (BFO)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$2,311,006	$2,597,875
Net realized gain (loss)	307,666	(12,643)
Net change in unrealized appreciation (depreciation)	(429,218)	1,450,413
Distributions to AMPS Shareholders from net investment income	(175)	(7,996)

Net increase in net assets applicable to Common Shareholders resulting from operations	2,189,279	4,027,649

Distributions to Common Shareholders From[1]
Net investment income	(2,427,313)	(3,417,928)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(238,034)	609,721
Beginning of year	85,748,443	85,138,722

End of year	$85,510,409	$85,748,443

Undistributed net investment income, end of year	$1,977,448	$2,300,229

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	53

Statements of Changes in Net Assets

	BlackRock Municipal Income Investment Trust (BBF)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$5,823,129	$5,829,834
Net realized loss	(3,848)	(2,402,970)
Net change in unrealized appreciation (depreciation)	349,346	10,413,901

Net increase in net assets applicable to Common Shareholders resulting from operations	6,168,627	13,840,765

Distributions to Common Shareholders From[1]
Net investment income	(5,822,882)	(5,822,882)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	345,745	8,017,883
Beginning of year	101,162,765	93,144,882

End of year	$101,508,510	$101,162,765

Undistributed net investment income, end of year	$688,914	$675,210

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

	BlackRock Municipal Target Term Trust (BTT)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$77,156,182	$78,807,018
Net realized gain (loss)	4,957,993	(34,054,206)
Net change in unrealized appreciation (depreciation)	37,609,616	262,136,762

Net increase in net assets applicable to Common Shareholders resulting from operations	119,723,791	306,889,574

Distributions to Common Shareholders From[1]
Net investment income	(67,685,348)	(76,622,483)
Return of capital	—	(1,726,833)

Decrease in net assets resulting from distributions to Common Shareholders	(67,685,348)	(78,349,316)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	52,038,443	228,540,258
Beginning of year	1,550,375,615	1,321,835,357

End of year	$1,602,414,058	$1,550,375,615

Undistributed (distributions in excess of) net investment income, end of year	$5,945,732	$(3,567,803)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

54	ANNUAL REPORT	JULY 31, 2015

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Income Trust (BNJ)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$6,617,670	$6,739,790
Net realized loss	(85,555)	(1,263,047)
Net change in unrealized appreciation (depreciation)	49,567	10,982,374

Net increase in net assets applicable to Common Shareholders resulting from operations	6,581,682	16,459,117

Distributions to Common Shareholders From[1]
Net investment income	(6,997,412)	(6,900,107)

Capital Share Transactions
Reinvestment of common distributions	77,990	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(337,740)	9,559,010
Beginning of year	119,508,801	109,949,791

End of year	$119,171,061	$119,508,801

Undistributed net investment income, end of year	$1,293,868	$1,641,707

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

	BlackRock New York Municipal Income Trust (BNY)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$10,214,239	$10,512,672
Net realized loss	(1,160,623)	(5,927,653)
Net change in unrealized appreciation (depreciation)	5,390,669	21,679,641

Net increase in net assets applicable to Common Shareholders resulting from operations	14,444,285	26,264,660

Distributions to Common Shareholders From[1]
Net investment income	(10,693,019)	(10,693,021)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	3,751,266	15,571,639
Beginning of year	189,547,911	173,976,272

End of year	$193,299,177	$189,547,911

Undistributed net investment income, end of year	$2,569,705	$3,009,264

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	55

Statements of Cash Flows

Year Ended July 31, 2015	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$28,051,767	$6,168,627	$119,723,791	$6,581,682	$14,444,285
Proceeds from sales of long-term investments	309,261,369	17,739,765	364,867,062	23,855,749	34,718,955
Purchases of long-term investments	(355,079,358)	(18,673,205)	(300,486,608)	(23,662,363)	(31,792,929)
Net proceeds from sales (purchases) of short-term securities	(4,175,230)	820,358	(74,461,471)	210,556	(3,677,918)
(Increase) decrease in assets:
Cash pledged for financial futures contracts	301,000	(7,850)	1,526,500	(42,750)	16,750
Receivables:
Interest	(790,856)	46,266	798,782	25,457	130,493
Variation margin receivable on financial futures contracts	14,952	3,000	90,462	3,375	7,734
Prepaid expenses	(31)	(5,582)	(8,530)	(526)	(171)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	24,195	89	12,555	(282)	1,533
Interest expense and fees	10,409	476	55,490	931	1,516
Officer’s and Trustees’ fees	(3,287)	(759)	4,105	(819)	(1,299)
Variation margin payable on financial futures contracts	59,375	42,156	374,063	62,344	92,031
Other accrued expenses payable	14,977	1,797	61,196	86	(225)
Amortization of premium and accretion of discount on investments	3,574,876	408,796	2,755,439	281,142	950,402
Net realized (gain) loss on investments	(6,488,436)	(346,585)	(9,686,528)	(330,503)	781,601
Net unrealized (gain) loss on investments	3,953,209	(387,953)	(37,987,756)	(96,962)	(5,517,509)

Net cash provided by (used for) operating activities	(21,271,069)	5,809,396	67,638,552	6,887,117	10,155,249

Cash Provided by (Used for) Financing Activities
Proceeds from TOB trust certificates	48,834,990	—	—	—	500,000
Repayments of TOB trust certificates	—	—	—	—	—
Payments for offering costs	—	—	(286,782)	—	—
Cash dividends paid to Common Shareholders	(27,615,716)	(5,822,882)	(67,685,348)	(6,919,059)	(10,693,019)
Cash dividends paid to AMPS Shareholders	—	—	—	—	—
Payments on redemption of AMPS	—	—	—	—	—
Amortization of deferred offering costs	51,795	13,486	333,578	31,942	37,770

Net cash provided by (used for) financing activities	21,271,069	(5,809,396)	(67,638,552)	(6,887,117)	(10,155,249)

Cash
Net increase in cash	—	—	—	—	—
Cash at beginning of year	—	—	—	—	—

Cash at end of year	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and fees	$2,634,975	$250,854	$6,728,838	$752,929	$1,162,922

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	77,990	—

See Notes to Financial Statements.

56	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.83	$14.50	$16.32	$13.88		$14.28

Net investment income[1]	0.83	0.87	0.89	0.95		0.98
Net realized and unrealized gain (loss)	0.05	1.39	(1.78)	2.42		(0.45)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.88	2.26	(0.89)	3.36		0.51

Distributions to Common Shareholders from net investment income[2]	(0.87)	(0.93)	(0.93)	(0.92)		(0.91)

Net asset value, end of year	$15.84	$15.83	$14.50	$16.32		$13.88

Market price, end of year	$14.65	$14.41	$13.63	$16.64		$13.16

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.96%	16.48%	(5.81)%	24.98%		4.05%

Based on market price	7.66%	12.80%	(13.17)%	34.40%		(0.86)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	1.59%	1.63%	1.49%	[4]	1.46%	[4]

Total expenses after fees waived and paid indirectly	1.53%	1.59%	1.63%	1.46%	[4]	1.39%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.00%	1.03%	1.01%	1.07%	[4,6]	1.12%	[4]

Net investment income	5.20%	5.78%	5.49%	6.28%	[4]	7.19%	[4]

Distributions to AMPS Shareholders	—	—	—	0.05%		0.15%

Net investment income to Common Shareholders	5.20%	5.78%	5.49%	6.23%		7.04%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$504,967	$504,531	$462,273	$519,578		$441,745

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$171,325

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$89,460

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300	$171,300		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$394,785	$394,531	$369,862	$403,314		—

Borrowings outstanding, end of year (000)	$155,533	$106,698	$158,655	$162,234		$143,713

Portfolio turnover rate	37%	25%	22%	30%		36%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.04%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	57

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.42	$15.31	$16.05	$14.94	$14.91

Net investment income[1]	0.42	0.47	0.68	0.85	0.92
Net realized and unrealized gain (loss)	(0.03)	0.25	(0.65)	0.98	(0.19)
Distributions to AMPS Shareholders from net investment income	(0.00)[2]	(0.00)[2]	(0.01)	(0.02)	(0.03)

Net increase from investment operations	0.39	0.72	0.02	1.81	0.70

Distributions to Common Shareholders from net investment income[3]	(0.44)	(0.61)	(0.76)	(0.70)	(0.67)

Net asset value, end of year	$15.37	$15.42	$15.31	$16.05	$14.94

Market price, end of year	$14.82	$15.16	$15.12	$15.60	$13.91

Total Return Applicable to Common Shareholders[4]
Based on net asset value	2.59%	4.84%	0.12%	12.44%	5.07%

Based on market price	0.62%	4.36%	1.73%	17.38%	2.00%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.68%	0.74%	0.92%	1.06%	1.13%

Total expenses after fees waived and paid indirectly[5]	0.68%	0.74%	0.92%	1.06%	1.13%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,6]	0.68% [7]	0.74% [7]	0.92% [7]	1.06% [7]	1.09%

Net investment income[5]	2.69%	3.05%	4.23%	5.48%	6.29%

Distributions to AMPS Shareholders	0.00%	0.01%	0.09%	0.12%	0.19%

Net investment income to Common Shareholders	2.69%	3.04%	4.14%	5.36%	6.10%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$85,510	$85,748	$85,139	$89,251	$83,111

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$625	$19,100	$42,900	$42,900

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$3,454,938	$136,438	$77,011	$73,433

Borrowings outstanding, end of year (000)	$134	$190	$280	$470	$500

Portfolio turnover rate	14%	1%	9%	32%	6%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

[7]

For the years ended July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees was 0.67%, 0.73%, 0.87% and 0.97%, respectively.

See Notes to Financial Statements.

58	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Year Ended July 31,
	2015		2014		2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.09		$13.89		$15.91	$13.40		$13.91

Net investment income[1]	0.87		0.87		0.85	0.86		0.97
Net realized and unrealized gain (loss)	0.05		1.20		(2.00)	2.55		(0.56)
Distributions to AMPS Shareholders from net investment income	—		—		—	(0.00)[2]		(0.02)

Net increase (decrease) from investment operations	0.92		2.07		(1.15)	3.41		0.39

Distributions to Common Shareholders from net investment income[3]	(0.87)		(0.87)		(0.87)	(0.90)		(0.90)

Net asset value, end of year	$15.14		$15.09		$13.89	$15.91		$13.40

Market price, end of year	$13.44		$13.48		$12.47	$16.25		$12.74

Total Return Applicable to Common Shareholders[4]
Based on net asset value	6.76%		16.06%		(7.56)%	26.21%		3.15%

Based on market price	6.09%		15.49%		(18.75)%	35.59%		(1.86)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.76%		1.85%		1.83%	1.99%	[5]	1.60%	[5]

Total expenses after fees waived	1.76%		1.85%		1.83%	1.99%	[5]	1.60%	[5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	1.50%	[7]	1.56%	[7]	1.49% [7]	1.61%	[5,7]	1.33%	[5]

Net investment income	5.65%		6.09%		5.41%	5.89%	[5]	7.35%	[5]

Distributions to AMPS Shareholders	—		—		—	0.02%		0.14%

Net investment income to Common Shareholders	5.65%		6.09%		5.41%	5.87%		7.21%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$101,509		$101,163		$93,145	$106,627		$89,726

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—		—	—		$34,250

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—		—	—		$90,493

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$34,200		$34,200		$34,200	$34,200		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$396,809		$395,798		$372,353	$411,775		—

Borrowings outstanding, end of year (000)	$29,682		$29,682		$34,096	$33,466		$30,617

Portfolio turnover rate	11%		22%		33%	39%		24%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relates to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[7]

For the years ended July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.17%, 1.19%, 1.17% and 1.31%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	59

Financial Highlights	BlackRock Municipal Target Term Trust (BTT)

	Year Ended July 31,		Period August 30, 2012[1] to July 31, 2013

	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$21.99	$18.75	$23.88	[2]

Net investment income[3]	1.09	1.12	0.80
Net realized and unrealized gain (loss)	0.61	3.23	(4.95)

Net increase (decrease) from investment operations	1.70	4.35	(4.15)

Distributions to Common Shareholders from:[4]
Net investment income	(0.96)	(1.09)	(0.87)
Return of capital	—	(0.02)	(0.11)

Total distributions to Common Shareholders	(0.96)	(1.11)	(0.98)

Net asset value, end of period	$22.73	$21.99	$18.75

Market price, end of period	$20.80	$19.57	$18.42

Total Return Applicable to Common Shareholders[5]
Based on net asset value	8.32%	24.50%	(18.00)%	[6]

Based on market price	11.37%	12.78%	(23.05)%	[6]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.14%	1.22%	0.99%	[7]

Total expenses after fees waived and paid indirectly	1.06%	1.21%	0.99%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.62%	0.72%	0.64%	[7]

Net investment income to Common Shareholders	4.77%	5.61%	3.78%	[7]

Supplemental Data
Net assets, end of period (000)	$1,602,414	$1,550,376	$1,321,835

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$15,682,760	$15,335,837	$13,812,236

Borrowings outstanding, end of period (000)	$184,120	$184,120	$238,705

Portfolio turnover rate	12%	6%	39%

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.

[3]	Based on average Common Shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and RVMTP Shares, respectively.

See Notes to Financial Statements.

60	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.61	$14.36	$16.17	$14.07		$14.38

Net investment income[1]	0.86	0.88	0.88	0.95		0.98
Net realized and unrealized gain (loss)	(0.01)	1.27	(1.75)	2.11		(0.32)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	0.85	2.15	(0.87)	3.05		0.63

Distributions to Common Shareholders from net investment income[2]	(0.91)	(0.90)	(0.94)	(0.95)		(0.94)

Net asset value, end of year	$15.55	$15.61	$14.36	$16.17		$14.07

Market price, end of year	$14.61	$14.68	$13.67	$17.67		$14.10

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.79%	16.01%	(5.82)%	22.25%		4.74%

Based on market price	5.69%	14.60%	(17.95)%	33.30%		1.85%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.80%	1.89%	1.81%	1.47%	[4]	1.25%	[4]

Total expenses after fees waived and paid indirectly	1.79%	1.89%	1.81%	1.46%	[4]	1.24%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.15%	1.18%	1.13%	1.18%	[4,6]	1.22%	[4]

Net investment income	5.43%	5.96%	5.51%	6.28%	[4]	7.09%	[4]

Distributions to AMPS Shareholders	—	—	—	0.08%		0.21%

Net investment income to Common Shareholders	5.43%	5.96%	5.51%	6.20%		6.88%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$119,171	$119,509	$109,950	$123,497		$107,226

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$59,100

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$70,358

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,100	$59,100	$59,100	$59,100		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$301,643	$302,215	$286,040	$308,962		—

Borrowings outstanding, end of year (000)	$17,301	$17,301	$17,302	$10,634		$3,859

Portfolio turnover rate	12%	20%	9%	20%		20%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.14%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	61

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Year Ended July 31,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.68	$13.47	$15.53	$13.87		$14.27

Net investment income[1]	0.79	0.81	0.87	0.93		1.01
Net realized and unrealized gain (loss)	0.33	1.23	(2.06)	1.73		(0.39)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	1.12	2.04	(1.19)	2.65		0.59

Distributions to Common Shareholders from net investment income[2]	(0.83)	(0.83)	(0.87)	(0.99)		(0.99)

Net asset value, end of year	$14.97	$14.68	$13.47	$15.53		$13.87

Market price, end of year	$14.54	$13.79	$13.16	$16.73		$14.20

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.00%	15.98%	(8.18)%	19.62%		4.39%

Based on market price	11.67%	11.51%	(16.73)%	25.87%		0.94%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.73%	1.82%	1.85%	1.49%	[4]	1.27%	[4]

Total expenses after fees waived and paid indirectly	1.73%	1.82%	1.84%	1.49%	[4]	1.27%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.12%	1.13%	1.14%	1.18%	[4,6]	1.22%	[4]

Net investment income	5.24%	5.89%	5.71%	6.34%	[4]	7.35%	[4]

Distributions to AMPS Shareholders	—	—	—	0.08%		0.20%

Net investment income to Common Shareholders	5.24%	5.89%	5.71%	6.26%		7.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$193,299	$189,548	$173,976	$200,020		$177,993

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$94,500

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$72,089

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500	$94,500	$94,500		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$304,549	$300,580	$284,102	$311,661		—

Borrowings outstanding, end of year (000)	$28,961	$28,461	$31,620	$32,847		$11,089

Portfolio turnover rate	11%	26%	23%	24%		17%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.13%.

See Notes to Financial Statements.

62	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies. BlackRock California Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock Municipal Target Term Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust (collectively, the “Income Trusts”); and together with BlackRock Florida Municipal 2020 Term Trust the “Trusts”; or individually a “Trust”:

Trust Name	Herein referred to as	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Non-diversified
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Non-diversified
BlackRock Municipal Target Term Trust	BTT	Delaware	Non-diversified
BlackRock New Jersey Municipal Income Trust	BNJ	Delaware	Non-diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trusts may segregate or designate on their books and records cash or liquid assets having a market value at least equal to the amount of the Trusts’ future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

ANNUAL REPORT	JULY 31, 2015	63

Notes to Financial Statements (continued)

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impacts of this new guidance, management expects that the effects of the Trusts’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative financial instruments have been included in the Schedules of Investments.

64	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Certain Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended July 31, 2015, no TOB Trusts in which the Trusts participated were terminated without the consent of the Trusts.

While the Trusts’ investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow the Trusts to borrow money for purposes of making investments. The Trusts’ management believes that the Trusts’ restrictions on borrowings do not apply to the secured borrowings. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. The Trusts typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

ANNUAL REPORT	JULY 31, 2015	65

Notes to Financial Statements (continued)

•

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Trust will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of the Trusts’ payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the Trusts incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

At July 31, 2015, the aggregate value of the underlying municipal bonds transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates
BFZ	$335,085,112	$155,532,544	0.02% - 0.24%
BFO	$206,742	$133,978	0.08%
BBF	$56,646,804	$29,682,276	0.02% - 0.27%
BTT	$384,726,580	$184,119,974	0.02% - 0.22%
BNJ	$30,173,186	$17,301,282	0.02% - 0.27%
BNY	$52,575,054	$28,960,581	0.02% - 0.23%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts.

[2]

The Trusts may invest in TOB Trusts on either a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, the Trust will usually enter into a reimbursement agreement with the Liquidity Provider where the Trusts are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, the Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at July 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at July 31, 2015.

66	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

For the year ended July 31, 2015, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BFZ	$132,388,343	0.63%
BFO	$150,802	0.66%
BBF	$29,682,276	0.66%
BTT	$184,119,974	0.98%
BNJ	$17,301,282	0.80%
BNY	$28,818,115	0.64%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage economically their exposure to certain risks such interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Certain Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust, except BTT, pays the Manager a monthly fee based on a percentage of each Trust’s average weekly managed assets at the following annual rates:

	BFZ	BFO	BBF	BNJ	BNY
Investment advisory fee	0.58%	0.50%	0.60%	0.60%	0.60%

BTT pays the Manager a monthly fee based on a percentage of BTT’s average daily managed assets at an annual rate of 0.40%.

ANNUAL REPORT	JULY 31, 2015	67

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the year ended July 31, 2015, the amounts waived were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Amounts waived	$846	$56	$26	$1,525	$1,035	$1,294

The Manager, for BTT, voluntarily agreed to waive its investment advisory fee by 0.05% of the daily managed assets. The amount waived is included in fees waived by the Manager in the Statements of Operations. For the year ended July 31, 2015, the amount waived was $1,275,103. This waiver may be reduced or discontinued at any time without notice.

Certain officers and/Trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended July 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Purchases	$340,807,501	$11,660,856	$18,673,205	$301,086,608	$23,662,363	$35,462,929
Sales	$294,739,095	$12,180,272	$17,719,509	$366,578,074	$23,855,749	$34,865,520

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Trusts file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations for BFZ, BFO, BBF, BNJ and BNY U.S. federal tax returns remains open for each of the four years ended July 31, 2015. The statute of limitations for BTT’s U.S. federal tax return remains open for each of the two years ended July 31, 2014 and the period ended July 31, 2013. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2015, the following permanent differences attributable to the amortization methods on fixed income securities, distributions received from a regulated investment company, non-deductible expenses, the sale of bonds received from tender option bond trusts and the retention of tax-exempt income were reclassified to the following accounts:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Paid-in capital	$(51,795)	$208,016	$(13,486)	$(46,796)	$(31,949)	$(37,770)
Undistributed net investment income	$(3,151)	$(206,299)	$13,457	$42,701	$31,903	$39,221
Accumulated net realized loss	$54,946	$(1,717)	$29	$4,095	$46	$(1,451)

The tax character of distributions paid was as follows:

		BFZ	BFO	BBF	BTT	BNJ	BNY
Tax-exempt income[1]	7/31/15	$29,359,946	$2,427,463	$5,869,296	$72,897,438	$7,503,893	$11,653,202
	7/31/14	31,357,063	3,425,924	5,875,954	81,946,044	7,526,454	11,694,539
Ordinary income[2]	7/31/15	73	25	3	513	103,925	2,087
	7/31/14	2,488	—	—	—	—	—
Tax return of capital	7/31/15	—	—	—	—	—	—
	7/31/14	—	—	—	1,726,833	—	—

Total	7/31/15	$29,360,019	$2,427,488	$5,869,299	$72,897,951	$7,607,818	$11,655,289

	7/31/14	$31,359,551	$3,425,924	$5,875,954	$83,672,877	$7,526,454	$11,694,539

[1]	The Trusts designate these amounts paid during the fiscal year ended July 31,2015, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

68	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

As of July 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Undistributed tax-exempt Income	$2,167,407	$2,036,985	$300,684	$2,634,860	$1,037,519	$2,317,482
Undistributed ordinary income	4,006	—	—	112,056	40,113	504
Capital loss carryforwards	(11,710,510)	(451,204)	(10,282,469)	(69,873,864)	(2,240,709)	(12,469,715)
Net unrealized gains (losses)[3]	67,987,065	3,320,096	16,457,808	(1,711,094)	11,540,188	20,347,888

Total	$58,447,968	$4,905,877	$6,476,023	$(68,838,042)	$10,377,111	$10,196,159

[3]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the treatment of residual interests in TOB Trusts and the deferral of compensation to Trustees.

As of July 31, 2015, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BBF	BTT	BNJ	BNY
2016		—	—	—	—	—
2017		$389,104	—	—	—	$2,408,109
2018	$11,710,510	62,100	$6,208,886	—	$842,367	1,480,575
2019	—	—	651,464	—	27,464	1,982,931
No expiration date[4]	—		3,422,119	$69,873,864	1,370,878	6,598,100

Total	$11,710,510	$451,204	$10,282,469	$69,873,864	$2,240,709	$12,469,715

[4]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2015, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BFZ	$5,618,302
BFO	$299,980

As of July 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Tax cost	$604,819,266	$81,354,806	$117,695,409	$2,334,329,048	$165,715,744	$268,460,759

Gross unrealized appreciation	$70,352,041	$4,655,336	$16,943,113	$39,150,282	$14,042,768	$21,628,790
Gross unrealized depreciation	(2,299,965)	(1,281,862)	(469,255)	(40,861,377)	(2,483,899)	(1,251,878)

Net unrealized appreciation	$68,052,076	$3,373,474	$16,473,858	$(1,711,095)	$11,558,869	$20,376,912

9. Principal Risks:

BFZ, BFO, BNJ and BNY each invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject these Trusts to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

ANNUAL REPORT	JULY 31, 2015	69

Notes to Financial Statements (continued)

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of July 31, 2015, BFZ, BFO, BBF and BNY invested a significant portion of their assets in securities in the county/city/special district/school district sector. BFZ invested a significant portion of its assets in the utilities sector. BTT, BBF and BNJ invested a significant portion of their assets in securities in the transportation sector. BNY invested a significant portion of its assets in the education sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

10. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	BNJ
2015	4,837
2014	—

For the years ended July 31, 2015 and July 31, 2014, shares issued and outstanding remained constant for BFZ, BFO, BBF, BTT and BNY.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem

70	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. BBF is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, if any, BBF is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of the year ended July 31, 2015, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41

BBF entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BBF and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, BBF entered into a new fee agreement with an alternate liquidity provider. The change in liquidity provider resulted in a mandatory tender of BBF’s VRDP Shares on November 28, 2012, which were successfully remarketed by the remarketing agent. The new fee agreement was for a two year term and was scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The new fee agreement was renewed and is scheduled to expire on December 4, 2015, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. BBF is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with BBF’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, BBF must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2015, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

ANNUAL REPORT	JULY 31, 2015	71

Notes to Financial Statements (continued)

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of July 31, 2015, the short-term ratings of the liquidity provider and the VRDP Shares for BBF were P-1, F1 and A2 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below. On July 15, 2015, the S&P short-term ratings of the VRDP Shares of Barclays VRDP Funds were downgraded from A1 to A2. The downgrade of the VRDP Shares of Barclays VRDP Funds followed the June 9, 2015 downgrade of Barclays Bank PLC by S&P.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BBF’s VRDP Shares that were tendered for remarketing during the year ended July 31, 2015 were successfully remarketed, with an annualized dividend rate of 0.14%.

VMTP Shares

BFZ, BNJ and BNY (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

As of the year ended July 31, 2015, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BFZ	3/22/12	1,713	$171,300,000	3/30/16
BNJ	3/22/12	591	$59,100,000	3/30/16
BNY	3/22/12	945	$94,500,000	3/30/16

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. The term date for the VMTP Shares was extended to March 30, 2016 in September, 2014. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2015, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

72	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

For the year ended July 31, 2015, the average annualized dividend rates for the VMTP Shares were as follows:

Rate
BFZ	1.02%
BNJ	1.03%
BNY	1.02%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the year ended July 31, 2015, VMTP Shares issued and outstanding of each Trust remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation value per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act.

As of July 31, 2015, the RVMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BTT	1/10/2013	50	$250,000,000	12/31/2030
	1/30/2013	50	$250,000,000	12/31/2030
	2/20/2013	50	$250,000,000	12/31/2030

BTT is required to redeem its RVMTP Shares on the term date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30-days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder. Amendments to the RVMTP governing document generally require the consent of the holders of RVMTP Shares.

Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA. The initial fixed rate spread was agreed upon by the Purchaser and BTT on the initial date of issuance for the Series W-7 RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement between BTT and all of the holders of the RVMTP Shares. In the event all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing will occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread being set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

During the year ended July 31, 2015, there were no RVMTP Shares that were tendered for remarketing.

For the year ended July 31, 2015, the average annualized dividend rate for the BTT RVMTP Shares was 0.70%.

ANNUAL REPORT	JULY 31, 2015	73

Notes to Financial Statements (concluded)

For financial reporting purposes, the RVMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the RVMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the year ended July 31, 2015, RVMTP Shares issued and outstanding remained constant.

Offering Costs: The Income Trusts incurred costs in connection with the issuance of VRDP Shares, VMTP Shares and/or RVMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations. For RVMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 18-year life of the RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

As of the year ended July 31, 2015, BFO did not have any AMPS outstanding.

During the year ended July 31, 2015, BFO announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BFO	F-7	11/10/14	25	$625,000

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on September 1, 2015 to Common Shareholders of record on August 14, 2015:

Common Dividend Per Share
BFZ	$0.072200
BFO	$0.034700
BBF	$0.072375
BTT	$0.080000
BNJ	$0.075100
BNY	$0.069000

Additionally, the Trusts declared a net investment income dividend on September 1, 2015 payable to Common Shareholders of record on September 15, 2015, for the same amounts noted above.

The dividends declared on Preferred Shares for the period August 1, 2015 to August 31, 2015 were as follows:

	Preferred Shares	Series	Dividends Declared
BFZ	VMTP	W-7	$136,758
BBF	VRDP	W-7	$3,261
BTT	RVMTP	W-7	$426,781
BNJ	VMTP	W-7	$47,183
BNY	VMTP	W-7	$75,445

74	ANNUAL REPORT	JULY 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, and BlackRock Municipal Target Term Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock California Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, and BlackRock Municipal Target Term Trust (each a “Trust”) as of July 31, 2015, and the related statements of operations and the statements of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Florida Municipal 2020 Term Trust (collectively with each Trust, the “Trusts”) as of July 31, 2015, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock California Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock New Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust, and BlackRock Municipal Target Term Trust as of July 31, 2015, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Florida Municipal 2020 Term Trust as of July 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2015

ANNUAL REPORT	JULY 31, 2015	75

Disclosure of Investment Advisory Agreements

The Board of Trustees (each a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock Municipal Target Term Trust (“BTT”), BlackRock New Jersey Municipal Income Trust (“BNJ”) and BlackRock New York Municipal Income Trust (“BNY” and together with BFZ, BFO, BBF, BTT and BNJ, each a “Trust,” and, collectively, the “Trusts”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of such Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Trusts by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trusts for services such as call center; (c) Trust operating expenses and how BlackRock allocates expenses to the Trusts; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trusts’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Trusts’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trusts; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Trust considered BlackRock’s efforts during the past year with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Trust has redeemed 100% of its outstanding AMPS.

76	ANNUAL REPORT	JULY 31, 2015

Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Trust as compared with a peer group of funds as determined by Lipper1 and, where applicable, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Trust to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trusts; (d) the Trusts’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trusts; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trusts and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trusts. Throughout the year, the Boards compared the Trusts’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Trusts’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Trusts’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Trusts. BlackRock and its affiliates provide the Trusts with certain services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In particular, BlackRock and its affiliates provide the Trusts with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s

1 Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements (continued)

fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Trust as compared to other funds in its applicable Lipper category and, where applicable, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BFO noted that for each of the one-, three- and five-year periods reported, BFO ranked in the fourth quartile against its Lipper Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BFO in that it measures a blend of total return and yield. The Board of BFO and BlackRock reviewed and discussed the reasons for BFO’s performance during these periods. BFO’s Board was informed that, among other things, BFO has a targeted maturity, and as such is managed to achieve the specific maturity goal. The peer funds within the Lipper Performance Universe Composite generally do not have a similar specific maturity goal.

The Board of BBF noted that for each of the one-, three- and five-year periods reported, BBF ranked in second quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BBF in that it ranks the Trust’s performance on a blend of total return and yield.

The Board of BNJ noted that for each of the one-, three- and five-year periods reported, BNJ ranked first out of three funds against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BNJ in that it ranks the Trust’s performance on a blend of total return and yield.

The Board of BTT noted that for the one-year and since-inception periods reported, BTT ranked in the second and fourth quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BTT in that it measures a blend of total return and yield. The Board of BTT and BlackRock reviewed and discussed the reasons for BTT’s performance during these periods. BTT’s Board was informed that, among other things, BTT has a targeted maturity, and as such is managed to achieve the specific maturity goal. The peer funds within the Lipper Performance Universe Composite generally do not have a similar specific maturity goal.

The Board of BFZ noted that for the one-, three- and five-year periods reported, BFZ ranked in the fourth, fourth and third quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BFZ in that it ranks the Trust’s performance on a blend of total return and yield. The Board of BFZ and BlackRock reviewed and discussed the reasons for BFZ’s underperformance during these periods. BFZ’s Board was informed that, among other things, the primary detractors from performance during these periods were a below market dividend distribution rate, the portfolio management team’s higher quality bias during an environment of significant tightening in quality spreads, and a below benchmark duration posture.

The Board of BNY noted that for each of the one-, three- and five-year periods reported, BNY ranked in the third quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BNY in that it ranks the Trust’s performance on a blend of total return and yield. The Board of BNY and BlackRock reviewed and discussed the reasons for BNY’s underperformance during these periods. BNY’s Board was informed that, among other things, yield pressures affected BNY’s flexibility, resulting in fewer trading opportunities and negatively impacting total return. Yield pressure typically discourages portfolio turnover and trading since any replacement bonds would generally have lower yields.

The Board of each of BFZ and BNY and BlackRock also discussed BlackRock’s strategy for improving its respective Trust’s performance and BlackRock’s commitment to providing the resources necessary to assist its respective Trust’s portfolio managers in seeking to do so.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating

78	ANNUAL REPORT	JULY 31, 2015

Disclosure of Investment Advisory Agreements (continued)

expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trusts and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Trusts. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Trusts in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of each of BFZ and BNY noted that its respective Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Trust’s Expense Peers.

The Board of BFO noted that BFO’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Trust’s Expense Peers.

The Board of BBF noted that BBF’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Trust’s Expense Peers. BBF’s Board determined that BBF’s actual management fee and total expense ratio were appropriate in light of the median actual management fee and median total expense ratio paid by the Trust’s Expense Peers.

The Board of BNJ noted that BNJ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Trust’s Expense Peers. BNJ’s Board determined that BNJ’s actual management fee rate was appropriate in light of the median actual management fee rate paid by the Trust’s Expense Peers.

The Board of BTT noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Trust’s Expense Peers. The Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BTT. The waiver was implemented on June 9, 2014. After discussions between BTT’s Board, including the Independent Board Members, and BlackRock, BTT’s Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

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Disclosure of Investment Advisory Agreements (concluded)

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trusts, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding, including the completion of the redemption of AMPS for BFO; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trusts reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

80	ANNUAL REPORT	JULY 31, 2015

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, BBF, BNJ and BNY declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BFO and BTT declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market or on BFO’s or BTT’s primary exchange (“open-market purchases”). BFO and BTT will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	JULY 31, 2015	81

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.; Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company). since 2015.	76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 234 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

82	ANNUAL REPORT	JULY 31, 2015

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof. The Board has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board believes is in the best interest of shareholders.

[3]    Date shown is the earliest date a person has served for the Trusts in the Closed-End Complex. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 234 Portfolios	None
John M. Perlowski 1964	President, Chief Executive Officer and Trustee	Since 2014	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause thereof.

ANNUAL REPORT	JULY 31, 2015	83

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President, Chief Executive Officer and Trustee	Since 2011	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Trusts from 2008 to 2012.
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Trusts and Jonathan Diorio became a Vice President of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Provider Barclays Bank PLC New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent, RVMTP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agent Barclays Capital, Inc. New York, NY 10019	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

84	ANNUAL REPORT	JULY 31, 2015

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Frank J. Fabozzi[1,2]			James T. Flynn[1]			Barbara G. Novick[3]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BFZ	1,713	0	0	29,822,534	541,340	0	29,835,310	528,564	0
BFO	4,832,092	297,053	0	4,829,452	299,693	0	4,868,838	260,307	0
BBF	342	0	0	6,172,178	138,540	0	6,140,030	170,688	0
BTT	150	0	0	64,611,985	1,899,887	0	64,634,450	1,877,422	0
BNJ	591	0	0	6,731,316	360,370	0	6,701,045	390,641	0
BNY	945	0	0	11,075,488	457,495	0	11,288,293	244,690	0
	John M. Perlowski[4]			Karen P. Robards[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BFZ	29,851,119	512,755	0	29,816,580	547,294	0
BFO	4,832,092	297,053	0	4,866,198	262,947	0
BBF	6,178,794	131,924	0	6,201,012	109,706	0
BTT	64,646,475	1,865,397	0	64,629,342	1,882,530	0
BNJ	6,731,316	360,370	0	6,701,045	390,641	0
BNY	11,297,205	235,778	0	11,311,355	221,628	0

[1]	Class II.

[2]	Voted on by holders of preferred shares only for BFZ, BBF, BTT, BNJ, and BNY.

[3]	Class III.

[4]	Class I.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

ANNUAL REPORT	JULY 31, 2015	85

Additional Information (concluded)

General Information (concluded)

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

86	ANNUAL REPORT	JULY 31, 2015

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-7/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4	– Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Investment Trust	$30,863	$30,863	$0	$0	$9,486	$9,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Investment Trust	$9,486	$9,300

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	– Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6	– Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2015.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Robert Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Sneeden, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Robert Sneeden	Director of BlackRock since 2006; Vice President of MLIM from 1998 to 2006.

(a)(2) As of July 31, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	62	0	0	0	0	0
	$29.07 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	59	0	0	0	0	0
	$22.96 Billion	$0	$0	$0	$0	$0
Robert Sneeden	11	0	0	0	0	0
	$2.04 Billion	$0	$0	$0	$0	$0

(iv)        Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

    (a)(3) As of July 31, 2015:

    Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

  Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

  Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

    Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

  Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

    Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

  (a)(4) Beneficial Ownership of Securities – As of July 31, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	None
Walter O’Connor, CFA	None
Robert Sneeden	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Investment Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Investment Trust

Date: October 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Investment Trust

Date: October 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Investment Trust

Date: October 1, 2015